UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21913

DundeeWealth Funds
(Exact name of registrant as specified in charter)

1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Amy Duling DundeeWealth US, LP 1160 West Swedesford Road, Suite 140 Berwyn, PA 19312
(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-854-0900

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Annual Report

September 30, 2012

Dynamic Canadian Equity Income Fund
Dynamic Contrarian Advantage Fund
Dynamic Discovery Fund
Dynamic Gold & Precious Metals Fund
Dynamic U.S. Growth Fund
Dynamic Energy Income Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

10	Investment Review

16	Schedule of Investments

26	Financial Statements

42	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Interested and Independent Trustees of the Trust

57	Officers of the Trust

58	Additional Fund Information

This report is submitted for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Funds’ current prospectus.

Shares of the Funds are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Dynamic Funds 2012 Annual Report

Letter to Shareholders

September 30, 2012
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Dynamic Funds (“Funds”). In this report, you will find important financial information about the Funds, as well as discussions of investment performance and complete lists of portfolio holdings.

During the fiscal year ended September 30, 2012, investors continued to face unprecedented volatility and uncertainty in world financial markets, driven by intermediate and long-term fiscal concerns in the United States, continued economic vulnerability in the Eurozone and slowing growth patterns in China and other emerging markets nations. These issues weighed heavily on the fragile economic recovery and threaten to tip the U.S. back into a recessionary environment.

DundeeWealth US, LP, the investment adviser to the Funds, is a member of the Scotiabank group of companies, operating within Scotiabank’s Global Wealth Management division. Scotiabank is a leading multinational financial services provider and Canada’s most international bank. Through our team of more than 75,000 employees, Scotiabank and our affiliates offer a broad range of financial products and services to over 19 million customers in more than 55 countries. At the heart of Scotiabank’s strength is a straightforward, sustainable and proven business model that benefits our customers and shareholders, and has stood the test of time. It has seen us through many crises over the years, including the most recent financial crisis, during which we were recognized as one of the safest banks in the world.

The DundeeWealth Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our portfolio managers focus on active management and seek to build high conviction portfolios of the most attractive investment opportunities within their respective mandates. We believe that the expertise and perspective of our managers combined with our corporate strength and stability allows us to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Funds. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Dynamic Funds 2012 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund (each a “Fund”, and collectively, the “Funds”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds had no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expense Ratio(1)	Expenses Paid During the Period 4/01/12 to 9/30/12(2)
Dynamic Canadian Equity Income Fund - Class I
Actual Fund Return	$1,000.00	$1,055.99	1.25%	$6.39
Hypothetical 5% Return	$1,000.00	$1,018.65	1.25%	$6.27
Dynamic Contrarian Advantage Fund - Class I
Actual Fund Return	$1,000.00	$1,035.14	1.15%	$5.82
Hypothetical 5% Return	$1,000.00	$1,019.14	1.15%	$5.77
Dynamic Discovery Fund - Class I
Actual Fund Return	$1,000.00	$1,001.87	1.25%	$6.22
Hypothetical 5% Return	$1,000.00	$1,018.65	1.25%	$6.27
Dynamic Gold & Precious Metals - Class I
Actual Fund Return	$1,000.00	$1,043.86	1.25%	$6.35
Hypothetical 5% Return	$1,000.00	$1,018.65	1.25%	$6.27
Dynamic U.S. Growth Fund - Class I
Actual Fund Return	$1,000.00	$973.97	0.95%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77
Dynamic Energy Income Fund - Class I
Actual Fund Return	$1,000.00	$977.18	1.15%	$5.65
Hypothetical 5% Return	$1,000.00	$1,019.14	1.15%	$5.77
(1)	Annualized, based on the Funds’ expenses for the period after fee waiver.
(2)
Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days), then divided by 366.

2	Dynamic Funds 2012 Annual Report

Performance

Dynamic Canadian Equity Income Fund (Unaudited)*

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	20.48%
Since Inception (4/01/09)	19.77%

Growth of a $10,000 investment since Fund inception***

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its prior investment objective on April 1, 2009.

***
The Standard & Poor’s/Toronto Stock Exchange Equity Income Index began its performance on December 20, 2010. As such, since inception return is not shown for the S&P/TSX Equity Income Index in the above graph. In order to provide a consistent presentation of the Fund versus its Benchmarks, the chart on the following page shows the growth of a $10,000 investment in the Fund since December 20, 2010 versus the growth of a $10,000 investment in each of the Benchmarks for the same time period.

Dynamic Funds 2012 Annual Report	3

Performance
(Continued)

Dynamic Canadian Equity Income Fund (Unaudited)

Growth of a $10,000 investment since December 20, 2010

The small and mid cap companies, REITs, Income Trusts and MLPs the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Composite Trust Index is a broad economic sector index comprising approximately 70% of the market capitalization for Canadian-based, Toronto Stock Exchange listed companies. The S&P/TSX Equity Income Index is a strategy index focused on dividend income. The index is made up of 50 to 75 stocks selected from the S&P/TSX Composite, the headline index and principal broad market measure for the Canadian equity market. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 1.25%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 12.72%.

4	Dynamic Funds 2012 Annual Report

Performance

Dynamic Contrarian Advantage Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	10.59%
Since Inception (4/02/09)	11.00%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

The Fund seeks to invest in dividend-paying companies. There can be no assurance that companies will continue to pay or increase its dividends.

The Fund may also invest internationally which involves special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the portfolio manager’s inability to correctly estimate a stock’s intrinsic value, the market’s inability to realize the stock’s intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 1.15%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 15.20%.

Dynamic Funds 2012 Annual Report	5

Performance

Dynamic Discovery Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	8.37%
Since Inception (4/02/09)	11.72%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 2, 2009.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the portfolio manager’s inability to correctly estimate a stock’s intrinsic value, the market’s inability to realize the stock’s intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 1.25%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 11.01%.

6	Dynamic Funds 2012 Annual Report

Performance

Dynamic Gold & Precious Metals Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	(1.15)%
Since Inception (4/01/09)	22.34%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

International securities involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The Fund is subject to the risk that its investments in precious metals, or in equity securities of businesses engaged primarily in precious metals activities, may be subject to pronounced cycles and widely varying conditions in the markets and may underperform other market segments or the equity markets as a whole. Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Moreover, investment approaches devoted to precious metals may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the strategy to underperform peers that also seek capital appreciation but use different approaches to select investments.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The S&P/TSX Global Gold Index is designed to provide an investable index of global gold securities. Eligible Securities are classified under the Global Industry Classification Standard (GICS®) Code 15104030 which includes producers of gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 1.25%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 1.56%.

Dynamic Funds 2012 Annual Report	7

Performance

Dynamic U.S. Growth Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	22.31%
Since Inception (4/01/09)	31.85%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on March 31, 2009, the Fund began investing consistent with its investment objective on April 1, 2009.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may be concentrated in a specific sector, industry or issuer and may be subject to greater risk from downturns affecting a specific issuer or industry.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 0.95%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 1.32%.

8	Dynamic Funds 2012 Annual Report

Performance

Dynamic Energy Income Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012

Class I
1 year	11.87%
Since Inception (8/18/09)	14.65%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are total returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on August 14, 2009, the Fund began investing consistent with its investment objective on August 18, 2009.

International securities, including the Canadian securities in which the Fund invests, involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs.

The value of the Fund’s investments in equity securities and income trust and MLP units may fluctuate drastically from day-to-day causing price volatility and possible loss of principal.

The Fund is subject to the risk that its investments in securities of companies involved in energy, alternative energy or related activities, may underperform other market segments or the equity markets as a whole. The Fund’s investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Standard & Poor’s/ Toronto Stock Exchange Capped Energy Index includes all the stocks that fall under the S&P/TSX Composite Index - Energy Sector, except 3 Global Industry Classification Standard sub-industries (Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation and Coal & Consumable Fuels). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 1.15%.

In the Fund’s current prospectus, the Fund’s expense ratio is 1.88%.

Dynamic Funds 2012 Annual Report	9

Investment Review

Dynamic Canadian Equity Income Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund primarily invests in a wide range of income producing securities including dividend paying Canadian equity securities and real estate investment trusts, as well as in other types of Canadian equity securities, including limited partnerships, master limited partnerships and income trusts. The manager employs a Quality at a Reasonable Price (QUARP™) philosophy and uses strict due diligence measures in determining “best in class” businesses for the portfolio. The Fund seeks to invest in businesses with sustainable cash flow distributions, dominant positions in their respective industry sector and management holding a significant equity stake.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 20.48% versus a return of 18.79% for the S&P/TSX Equity Income Index, the Fund’s benchmark, and a return of 15.61% for the S&P/TSX Composite Index for the same period. For the three year period ended September 30, 2012, the Fund returned 13.76% versus a return of 8.62% for the S&P/TSX Composite Index for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2012, the Fund returned 19.77% versus a return of 21.18% achieved by the S&P/TSX Composite Index.

The Fund’s outperformance for the fiscal year was driven primarily by strong stock selection. The Fund specifically benefitted from strong stock selection in the Financials, Consumer Discretionary and Utilities sectors. The five largest individual contributors to positive relative performance included an underweight (zero) position in TransAlta Corp., and overweight positions in Pizza Pizza Royalty Income Fund, HNZ Group Inc., MorneauShepell Inc. and Comcast Corp. (Cl A). The five largest individual detractors from the Fund’s relative performance included underweight positions in TELUS Corp. and (zero) Royal Bank of Canada, overweight positions in Parallel Energy Trust and Churchill Corp. and the Fund’s cash position. The largest individual detractor during the fiscal year was the Fund’s cash position which was held to protect shareholder capital in times of above-average market volatility and to allow the Fund manager to take advantage of opportunities as they arose through the Fund’s investment process.

The Fund’s principal investment strategy is to invest at least 80% of its assets in the equity securities of companies located in Canada. The Fund will primarily invest in a wide range of dividend or distribution producing Canadian equity securities and real estate investment trusts, as well as in other types of Canadian equity securities, including limited partnerships and master limited partnerships. The Fund manager employs a Quality at a Reasonable Price (QUARP™) philosophy and uses strict fundamental analysis and due diligence measures to assess potential investments for the Fund. The Fund seeks to invest in businesses with sustainable cash flow distributions, dominant positions in their respective industry sector and management holding a significant equity stake.

Portfolio holdings are subject to change at any time.

10	Dynamic Funds 2012 Annual Report

Investment Review

Dynamic Contrarian Advantage Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund attempts to capitalize on dividend growth as a strong indicator of stock price performance. The Fund’s management team uses dividend policy as a measure of a company’s financial strength. The Fund’s management team screens a broad universe to identify well-managed companies capable of initiating or increasing their dividends and invests in those companies that trade below their intrinsic value. The Fund is not managed to generate current income, instead it focuses on businesses with growing cash flows to deliver capital appreciation. The Fund may invest in U.S., Canadian and other foreign companies of any size, including small and mid capitalization companies, in order to achieve its objective. The Fund may employ the use of derivative investments to actively hedge against adverse price movements that may result from local currency and/or equity market exposure. The use of derivative investments, cash or cash equivalents, and larger capitalization companies may also be implemented for temporary defensive purposes in an effort to reduce portfolio risk.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 10.59% versus a return of 22.32% for its benchmark, the MSCI World Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 7.11% versus a return of 8.07% for its benchmark for the same period. Since the inception of the Fund on April 2, 2009 through September 30, 2012, the Fund returned 11.00% versus a return of 16.31% achieved by the MSCI World Index.

The Fund’s underperformance during the fiscal year was driven primarily by the Fund’s cash position. Slightly offsetting the cash drag, stock selection was positive in the Information Technology, Consumer Staples and Industrials sectors. From a country perspective, stock selection was negative within the Fund’s U.S. and U.K. exposure, but partially offset by positive stock selection within Italy. The Fund’s relative performance benefited from an underweight (zero) position in Japan. At the individual security level, the five largest contributors included TJX Cos., Visa Inc., Simon Property Group Inc., W.W. Grainger Inc. and Apple Inc. The five largest individual detractors from relative return included the Fund’s cash position, Newmont Mining Corp., Norfolk Southern Corp., ITC Holdings Corp. and Accenture PLC.

The Fund’s manager continues to apply a rigorous approach to analyze a broad, multi-regional investment universe and to uncover investment opportunities around the world. The Fund manager will also continue to preserve capital during volatile market environments by raising cash and utilizing index futures and options to protect the Fund’s downside risk exposure. An above-average cash position may continue to be used for defensive purposes and held in reserve to take advantage of investment opportunities as they present themselves.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2012 Annual Report	11

Investment Review

Dynamic Discovery Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund invests in companies that represent good value based on current stock price relative to the company’s intrinsic value. Employing bottom-up research, the Fund’s management team is neither distracted by prevailing market sentiment nor other emotional indicators. Research is used to identify companies with catalysts including hidden assets, successful restructuring potential, the ability to initiate or increase a dividend, or temporary undervaluation due to country risk or sector underperformance. The Fund may employ the use of derivative investments to actively hedge against adverse price movements that may result from local currency and/or equity market exposure. The use of derivative investments, cash or cash equivalents and larger capitalization companies may also be implemented for temporary defensive purposes in an effort to reduce portfolio risk. The Fund may invest the majority of its assets in equity securities of U.S., Canadian and other foreign small capitalization companies.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 8.37% versus a return of 22.32% for its benchmark, the MSCI World Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 6.69% versus a return of 8.07% for its benchmark for the same period. Since the inception of the Fund on April 2, 2009 through September 30, 2012, the Fund returned 11.71% versus a return of 16.31% achieved by the MSCI World Index.

The Fund’s underperformance during the fiscal year was driven primarily by the Fund’s cash position and negative stock selection effect. At the sector level, positive stock selection in the Information Technology sector was offset by negative selection effect in the Consumer Discretionary, Industrials, Materials and Financials sectors. From a country perspective, an underweight position (zero) in Japan helped relative performance, but poor stock selection in Switzerland and the U.S. hurt relative performance. At the individual security level, the five largest contributors included TJX Cos., Visa Inc., Apple Inc., W.W. Grainger Inc. and Simon Property Group Inc. The five largest individual detractors from relative return included the Fund’s cash position, Tamedia AG, Schweiter Technologies AG, Strauss Group Ltd. and Globe Specialty Metals Inc.

The Fund’s manager continues to apply a rigorous approach to analyze a broad, multi-regional investment universe and to uncover investment opportunities around the world. The Fund manager will also continue to preserve capital during volatile market environments by raising cash and utilizing index futures and options to protect the Fund’s downside risk exposure. An above-average cash position may continue to be used for defensive purposes and held in reserve to take advantage of investment opportunities as they present themselves.

Portfolio holdings are subject to change at any time.

12	Dynamic Funds 2012 Annual Report

Investment Review

Dynamic Gold & Precious Metals Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund invests in securities of companies that are engaged primarily in activities related to gold and various precious metals. The Fund may also invest directly in gold and various precious metals in the form of bullion, coins or storage receipts. Gold has been used as a store of wealth and medium of exchange for thousands of years. It is an essential part of the foreign exchange reserves of almost every nation, and may be a valuable component of an investor’s portfolio. The Fund may invest in U.S., Canadian and other foreign companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned -1.15% versus a return of -5.05% for its benchmark, the S&P/TSX Global Gold Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 15.47% versus a return of 5.36% for its benchmark for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2012, the Fund returned 22.34% versus a return of 8.02% achieved by the S&P/TSX Global Gold Index.

The price of physical gold advanced in the fiscal year, but gold equity investors generally experienced losses as a result of above-average volatility. While the Fund finished the fiscal year with a slight negative return, the Fund outperformed the benchmark during the fiscal year. The Fund’s relative performance was largely driven by strong returns from individual holdings in Australia. Investments in Papillon Resources Ltd., Alamos Gold Inc., Premier Gold Mines Ltd., Regis Resources Ltd. and New Gold Inc. were the five largest contributors on a relative basis. The five largest detractors from the Fund’s relative return were Roxgold Inc., Ampella Mining Ltd., San Gold Corp., Volta Resources Inc. and the lack of exposure (zero weight) to Yamana Gold Inc. which performed well in the benchmark during the fiscal year.

The Fund manager continues to display high conviction as the top ten stock holdings represent more than half of the Fund’s total assets. The Fund also remains focused on an all-cap approach, identifying opportunities among both mid and large-sized gold production companies, as well as across smaller capitalization companies focused on the exploration and development of gold and precious metals.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2012 Annual Report	13

Investment Review

Dynamic U.S. Growth Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group. A bottom-up approach is employed to construct a portfolio of the fastest-growing companies in the US economy. A focus on real earnings growth is used to build a strong foundation for the portfolio. This portfolio employs an active trading strategy designed to capture added value as these stocks fluctuate through their individual cycles of growth and earnings period announcements.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 22.31% versus return of 29.19% for its benchmark, the Russell 1000 Growth Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 28.77% versus a return of 14.73% for its benchmark for the same period. Since the inception of the Fund on April 1, 2009 through September 30, 2012, the Fund returned 31.85% versus a return of 21.48% achieved by the Russell 1000 Growth Index.

The Fund’s underperformance for the fiscal year was primarily driven by stock selection decisions within the Information Technology and Health Care sectors. The five largest detractors included positions in BroadSoft Inc., Cepheid, F5 Networks Inc., Chipotle Mexican Grill Inc. and the Fund’s lack of ownership in Apple Inc., which was a strong performer in the benchmark. The top five contributors to performance included SolarWinds Inc., Rackspace Hosting Inc., Alexion Pharmaceuticals Inc., Ulta Salon Cosmetics & Fragrance Inc. and Tractor Supply Co.

The Fund manager remains committed to implementing a consistent and disciplined investment process and continues to uncover what he believes are attractive long-term growth investment opportunities. Looking past the U.S. Presidential election and the looming U.S. fiscal cliff, the Fund manager believes that investors will once again focus on individual company fundamentals and reward those companies that are able to deliver exceptional earnings growth. The Fund manager continues to construct a portfolio with 20 to 25 stocks that he believes are today’s most compelling growth opportunities.

Portfolio holdings are subject to change at any time.

14	Dynamic Funds 2012 Annual Report

Investment Review

Dynamic Energy Income Fund
September 30, 2012 (Unaudited)

Investment Philosophy & Process

GCIC US, Ltd. (“GCIC”) serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DundeeWealth US, LP and GCIC. GCIC is wholly owned subsidiary of GCIC Ltd. (“GCICL”) which is an indirect wholly owned subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. DundeeWealth is a wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). GCIC was established to offer DundeeWealth’s investment capabilities to clients in the United States, complementing the parent company’s Canadian investment management and advisory business. Supported by a team of fundamental analysts, market strategists, economists and traders, GCIC’s portfolio managers build high-conviction globally oriented portfolios. GCIC offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund is an actively managed portfolio of equity securities of domestic and foreign companies that primarily operate in the exploration, development, production, sale and distribution of oil, natural gas and other commodities. The Fund may also invest in companies involved in the development and distribution of power and water resources and/or the development of energy pipelines. The investment objective of the Fund is to seek to achieve high income generation and long-term growth of capital. The Fund invests primarily in Canadian securities and seeks to capitalize on the increasingly important role that Canada is expected to play in the future demand for oil and natural gas.

Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 11.87% versus a return of 17.11% for its benchmark, the S&P/TSX Capped Energy Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 11.33% versus a return of 2.01% for its benchmark for the same period. Since the inception of the Fund on August 18, 2009 through September 30, 2012, the Fund returned 14.65% versus a return of 6.26% achieved by the S&P/TSX Capped Energy Index.

During the fiscal year, the Fund experienced a positive return but lagged relative to its benchmark. The Fund’s stock selection and income-orientation within the Canadian Energy sector were the primary reasons for the Fund’s lack of upside performance relative to the benchmark. The largest individual detractors on a relative basis were Parallel Energy Trust, Pengrowth Energy Corp., Enerplus Corp. and an underweight position in Suncor Energy Inc., which was a strong performer in the benchmark during the fiscal year. Relative performance was also adversely affected by the Fund’s cash position. The five largest individual contributors to performance were allocations to Provident Energy Ltd., Twin Butte Energy Ltd., Poseidon Concepts Corp., Gibson Energy Inc. and the lack of ownership (zero weight) in Canadian Natural Resources Ltd. which was a weak performer in the benchmark.

The Fund management team continues to believe that the ability to differentiate through active management and stock selection within the global energy markets will remain paramount to achieving the Fund’s objectives. The Fund management team also believes that the increased volatility within the commodity sector may present opportunities for the long-term investor that is able to identify and capitalize on short-term security mispricing. The Fund management team remains committed to investing in what it believes are the most attractive growth and income opportunities for shareholders.

Portfolio holdings are subject to change at any time.

Dynamic Funds 2012 Annual Report	15

Schedule of Investments

Dynamic Canadian Equity Income Fund
September 30, 2012

	Number of Shares/Units	Market Value

COMMON STOCKS - 87.8%
Bermuda - 0.4%
Brookfield Infrastructure Partners LP (a)	800	$28,440

Canada - 80.5%
Alaris Royalty Corp.	4,300	101,912
Allied Properties Real Estate Investment Trust, REIT	5,238	170,337
Baytex Energy Corp.	1,518	72,140
BCE, Inc.	600	26,396
Boardwalk Real Estate Investment Trust, REIT	500	33,054
Brookfield Asset Management, Inc., Class A	1,113	38,425
Brookfield Renewable Energy Partners LP (a)	1,505	45,467
Calloway Real Estate Investment Trust, REIT	5,132	155,928
Canadian Apartment Properties, REIT	3,700	93,601
Canadian Imperial Bank of Commerce	2,700	211,337
Canadian Real Estate Investment Trust	4,903	209,566
Canexus Corp.	13,861	120,831
Chartwell Seniors Housing Real Estate Investment Trust, REIT	6,423	66,575
Cineplex, Inc.	1,100	33,455
Crescent Point Energy Corp.	4,386	194,205
Crombie Real Estate Investment Trust, REIT	4,000	61,886
DirectCash Payments, Inc.	3,000	72,780
Dundee Real Estate Investment Trust, REIT	6,123	234,556
Emera, Inc.	200	7,057
Enbridge, Inc.	8,054	314,590
Fortis, Inc., Receipt*	1,300	42,990
Gibson Energy, Inc.	5,440	127,437
H&R Real Estate Investment Trust, REIT	9,251	237,039
HNZ Group Inc., Class A	4,400	121,737
Innergex Renewable Energy, Inc.	5,560	61,363
Killam Properties, Inc.	9,324	123,770
Morguard Real Estate Investment Trust, REIT	7,600	138,224
Morneau Shepell, Inc.	16,600	213,600
Northland Power, Inc.	8,828	170,975
Parallel Energy Trust (a)	6,329	34,378
Pembina Pipeline Corp.	4,518	126,840
Pengrowth Energy Corp.	13,829	93,262
Pizza Pizza Royalty Income Fund (a)	23,600	259,502
Poseidon Concepts Corp.	10,100	150,098
RioCan Real Estate Investment Trust, REIT	4,800	135,099
Rogers Communications, Inc., Class B	4,550	184,203
Suncor Energy Inc.	400	13,158
TELUS Corp.	2,103	131,558
The Churchill Corp., Class A	6,761	67,878

	Number of Shares/Units	Market Value

Canada (continued)
The Keg Royalties Income Fund (a)	8,600	$126,406
The Toronto-Dominion Bank	4,100	341,938
TransCanada Corp.	5,956	271,052
Twin Butte Energy, Ltd	43,151	125,094
Veresen, Inc.	6,865	90,011
Vermilion Energy Inc.	3,600	169,179
		5,820,889

United States - 6.9%
American Capital Agency Corp., REIT	3,000	103,770
Ares Capital Corp.	3,300	56,562
Comcast Corp., Class A	3,100	110,887
Marathon Oil Corp.	500	14,785
The Home Depot, Inc.	27	1,630
The Southern Co.	300	13,827
TJX Companies, Inc. (b)	160	7,166
Two Harbors Investment Corp., REIT	2,500	29,375
Wells Fargo & Co.	2,750	94,958
The Williams Companies, Inc. (b)	1,900	66,443
		499,403

Total Common Stocks (Cost $5,864,176)		6,348,732

	Principal Amount

SHORT-TERM INVESTMENTS - 15.2%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$1,099,965	$1,099,965
Total Short-Term Investments (Cost $1,099,965)		1,099,965
Total Investments - 103.0% (Cost $6,964,141)***		7,448,697
Call Options Written - (0.0)% (Premiums received $584)		(500)
Put Options Written - (0.1)% (Premiums received $4,756)		(4,557)
Forward Foreign Currency Exchange Contract - 0.2% (Unrealized appreciation)		14,027
Liabilities in Excess of Other Assets - (3.1)%		(222,026)
NET ASSETS - 100.0%		$7,235,641

16	Dynamic Funds 2012 Annual Report

Schedule of Investments
(Continued)

Dynamic Canadian Equity Income Fund
September 30, 2012

Call Options Written as of 09/30/2012 were as follows:
Number of Contracts	Call Options Written	Expiration Date/ Exercise Price	Market Value
4	Suncor Energy, Inc.	Nov. 2012/$34	$(195)
1	TJX Companies, Inc.	Oct. 2012/$45	(65)
10	The Williams Companies, Inc.	Oct. 2012/$37	(240)
Total (Premiums received $584)			$(500)

Put Options Written as of 9/30/12 were as follows:
Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
6	Marathon Oil Corp.	Oct. 2012/$29	$(306)
18	Suncor Energy, Inc.	Oct. 2012/$32	(1,044)
6	Suncor Energy, Inc.	Nov. 2012/$31.50	(531)
6	The Home Depot, Inc.	Oct. 2012/$57.50	(108)
16	TJX Companies, Inc.	Oct. 2012/$45	(1,440)
12	Wells Fargo & Co.	Oct. 2012/$35	(1,128)
Total (Premiums received $4,756)			$(4,557)

Forward Foreign Currency Exchange Contracts as of 09/30/12 were as follows:

Short Forward
Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation
USD	1,814,797	CAD	1,774,000	11/21/12	$12,521
USD	347,941	CAD	341,000	11/21/12	1,506
Total Unrealized Appreciation					$14,027

(a)	Denoted in units.
(b)	Represents security, or a portion thereof, segregated as collateral for options contracts.
CAD	Canadian Dollar
REIT	Real Estate Investment Trust
USD	United States Dollar
*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $6,978,281 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$533,066
Gross unrealized depreciation	(62,650)
Net unrealized appreciation	$470,416

Sector Allocation	% of Net Assets
Financial	36.5%
Energy	25.8
Industrials	7.0
Consumer Discretionary	7.0
Utilities	5.1
Telecommunication Services	4.7
Materials	1.7
Short-term Investments and other	12.2
100.0%

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	17

Schedule of Investments

Dynamic Contrarian Advantage Fund
September 30, 2012

	Number of Shares	Market Value

COMMON STOCKS - 92.9%
Canada - 2.2%
National Bank of Canada	210	$15,893

Italy - 3.7%
Davide Campari-Milano SpA †	2,000	15,750
Tod’s SpA †	100	10,836
		26,586

Netherlands - 3.7%
ASML Holding NV †	500	26,803

United Kingdom - 6.1%
GlaxoSmithKline plc †	750	17,301
Royal Dutch Shell plc, Class A †	770	26,668
		43,969

United States - 77.2%
Altria Group, Inc.	960	32,054
American Tower Corp., REIT	280	19,989
Apple, Inc.	40	26,690
Bed Bath & Beyond, Inc.*	200	12,600
Costco Wholesale Corp.	240	24,030
Danaher Corp.	300	16,545
Dollar Tree, Inc.*	400	19,310
Exxon Mobil Corp.	340	31,093
International Business Machines Corp.	110	22,820
Johnson & Johnson	410	28,253
Mastercard, Inc., Class A	50	22,574
McDonald’s Corp.	200	18,350
NIKE, Inc., Class B	120	11,389
Norfolk Southern Corp.	200	12,726
Oracle Corp.	435	13,698
O’Reilly Automotive, Inc.*	300	25,086
Public Storage, REIT	200	27,834
Simon Property Group, Inc., REIT	220	33,398
The Chubb Corp.	200	15,256
The Coca-Cola Co.	600	22,758
The Hershey Co.	240	17,014
TJX Companies, Inc.	920	41,207
TransDigm Group, Inc. *	100	14,187
Visa, Inc., Class A	180	24,170
WW Grainger, Inc.	110	22,921
		555,952
Total Common Stocks
(Cost $581,412)		669,203

	Number of Contracts	Expiration Date/ Exercise Price	Market Value
PUT OPTIONS PURCHASED - 0.1%
SPDR S&P 500 ETF Trust	3	Jan. 2013/$110	99
SPDR S&P 500 ETF Trust	11	Jan. 2013/$115	550
Total Put Options Purchased			649
(Cost $18,157)

	Principal
	Amount

SHORT-TERM INVESTMENTS - 6.2%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$45,039	$45,039

Total Short-Term Investments
(Cost $45,039)		45,039

Total Investments - 99.2%
(Cost $644,608)***		714,891

Put Options Written - (0.0)%
(Premiums received $7,380)		(139)

Forward Foreign Currency Exchange Contracts - 0.1%
(Unrealized Appreciation)		780

Other Assets Less Liabilities - 0.7%		4,854
NET ASSETS - 100.0%		$720,386

Put Options Written as of 9/30/12 were as follows:
Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
3	SPDR S&P 500 ETF Trust	Jan. 2013/$80	$(18)
11	SPDR S&P 500 ETF Trust	Jan. 2013/$90	(121)
Total (Premiums received $7,380)			$(139)

Forward Foreign Currency Exchange Contracts as of 9/30/12 were as follows:

Short Forward
Currency		Currency		Settlement	Unrealized
Purchased		Sold		Date	Appreciation
USD	12,857	CAD	12,565	11/21/12	$91
USD	3,239	EUR	2,500	11/21/12	24
USD	40,524	EUR	31,000	11/21/12	665
Total Unrealized Appreciation					$780

†	Fair valued security. The aggregate value of fair valued securities is $97,358 comprising 13.51% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
CAD	Canadian Dollar
EUR	Euros
REIT	Real Estate Investment Trust
USD	United States Dollar
*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $645,162 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$75,880
Gross unrealized depreciation	(6,151)
Net unrealized appreciation	$69,729

18	Dynamic Funds 2012 Annual Report

Schedule of Investments
(Continued)

Dynamic Contrarian Advantage Fund
September 30, 2012

Sector Allocation	% of Net Assets
Consumer Discretionary	22.6%
Information Technology	15.8
Financial	15.6
Consumer Staples	12.2
Health Care	8.6
Energy	8.0
Industrials	6.9
Materials	3.2
Short-term Investments and other	7.1
100.0%
See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	19

Schedule of Investments

Dynamic Discovery Fund
September 30, 2012

	Number	Market
	of Shares	Value

COMMON STOCKS - 95.9%
Germany - 2.3%
SAP AG †	300	$21,273

Israel - 5.9%
Frutarom Industries, Ltd. †	3,395	33,355
Strauss Group, Ltd. *†	1,845	19,711
		53,066

Italy - 4.6%
Davide Campari-Milano SpA †	2,600	20,475
Tod’s SpA †	200	21,672
		42,147

Netherlands - 3.0%
ASML Holding NV †	500	26,803

Switzerland - 6.8%
Schweiter Technologies AG *†	73	34,910
Tamedia AG *†	250	26,582
		61,492

United Kingdom - 9.3%
British American Tobacco plc †	860	44,220
Royal Dutch Shell plc, Class A †	1,150	39,828
		84,048

United States - 64.0%
Air Lease Corp.*	430	8,772
Allergan, Inc.	200	18,316
Altria Group, Inc.	630	21,036
American Tower Corp., REIT	410	29,270
Apple, Inc.	60	40,036
Bed Bath & Beyond, Inc. *	420	26,460
Dollar Tree, Inc. *	440	21,241
EMC Corp.*	755	20,589
Exxon Mobil Corp.	350	32,007
Globe Specialty Metals, Inc.	1,410	21,460
Google, Inc., Class A*	30	22,635
International Business Machines Corp.	90	18,670
Mastercard, Inc., Class A	50	22,574
McDonald’s Corp.	190	17,433
NIKE, Inc., Class B	210	19,931
Oracle Corp.	565	17,792
O’Reilly Automotive, Inc.*	230	19,233
Public Storage, REIT	200	27,834
Simon Property Group, Inc., REIT	280	42,507
The Chubb Corp.	250	19,070
The Southern Co.	210	9,679
TJX Companies, Inc.	840	37,624
Varian Medical Systems Inc.*	300	18,096

	Number	Market
	of Shares	Value

United States (continued)
Visa, Inc., Class A	170	$22,828
WW Grainger, Inc.	120	25,004
		580,097
Total Common Stocks
(Cost $774,516)		868,926

WARRANTS - 0.0%
Canada - 0.0%
Kinross Gold Corp., Expire 9/03/13*	1,050	363

Total Warrants
(Cost $4,292)		363

	Number of Contracts	Expiration Date/ Exercise Price
PUT OPTIONS PURCHASED - 0.1%
SPDR S&P 500 ETF Trust	3	Jan. 2013/$110	$99
SPDR S&P 500 ETF Trust	14	Jan. 2013/$115	700
Total Put Options Purchased			799
(Cost $22,146)

	Principal
	Amount

SHORT-TERM INVESTMENTS - 3.3%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$30,151	30,151

Total Short-Term Investments
(Cost $30,151)		30,151

Total Investments - 99.3%
(Cost $831,105)***		900,239

Put Options Written - (0.0)%
(Premiums received $9,065)		(172)

Forward Foreign Currency Exchange Contracts - 0.2%
(Unrealized appreciation)		1,695

Other Assets Less Liabilities - 0.5%		4,141
NET ASSETS - 100.0%		$905,903

Put Options Written as of 09/30/12 were as follows:
Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
3	SPDR S&P 500 ETF Trust	Jan. 2013/$80	$(18)
14	SPDR S&P 500 ETF Trust	Jan. 2013/$90	(154)
Total (Premiums received $9,065)			$(172)

20	Dynamic Funds 2012 Annual Report

Schedule of Investments
(Continued)

Dynamic Discovery Fund
September 30, 2012

Forward Foreign Currency Exchange Contracts as of 09/30/12 were as follows:

Short Forward
Currency		Currency		Settlement	Unrealized
Purchased		Sold		Date	Appreciation
USD	33,199	CHF	30,749	11/21/12	$471
USD	8,809	EUR	6,800	11/21/12	66
USD	65,361	EUR	50,000	11/21/12	1,072
USD	26,099	ILS	102,182	11/21/12	86
Total Unrealized Appreciation					$1,695

†	Fair valued security. The aggregate value of fair valued securities is $288,829 comprising 31.88% of total net assets, which were valued pursuant to guidelines established by the Board of Trustees.
CHF	Swiss Franc
EUR	Euro
ILS	Israeli New Sheqel
REIT	Real Estate Investment Trust
USD	United States Dollar
*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $832,571 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$108,103
Gross unrealized depreciation	(40,435)
Net unrealized appreciation	$67,668

Sector Allocation	% of Net Assets
Information Technology	21.5%
Consumer Discretionary	21.0
Financial	13.1
Consumer Staples	11.6
Materials	9.1
Energy	7.9
Industrials	6.6
Health Care	4.0
Utilities	1.1
Short-term Investments and other	4.1
100.0%
See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	21

Schedule of Investments

Dynamic Gold and Precious Metals Fund
September 30, 2012

	Number of	Market
	Shares/Units	Value

COMMON STOCKS - 91.2%
Australia - 28.4%
Ampella Mining, Ltd. * †	410,000	$288,675
Azimuth Resources, Ltd. * †	440,000	215,677
Canyon Resources, Ltd. * †	255,153	63,521
Crusader Resources, Ltd. * †	175,000	92,613
Gryphon Minerals, Ltd. * †	500,000	471,773
Integra Mining, Ltd.* †	580,000	336,255
Northern Star Resources, Ltd. †	200,000	247,857
Orbis Gold, Ltd.* †	30,000	13,371
Papillon Resources, Ltd. * †	1,700,000	3,038,647
Perseus Mining, Ltd. * †	1,050,000	3,147,610
Regis Resources, Ltd.* †	450,000	2,631,748
Silver Lake Resources, Ltd. * †	540,000	2,020,204
		12,567,951

Bermuda - 1.7%
Continental Gold, Ltd.*	85,000	761,723

Canada - 54.9%
Alamos Gold, Inc.	130,000	2,527,006
Astur Gold Corp.*	201,500	133,226
Augusta Resource Corp. *	106,000	305,137
Aureus Mining, Inc.*	400,000	484,183
Aurizon Mines, Ltd. *	300,000	1,574,611
Belo Sun Mining Corp. *	1,100,000	1,499,339
Claude Resources, Inc.*	70,000	59,811
CuOro Resources Corp. *	13,700	9,058
Gold Standard Ventures Corp.*	40,000	77,306
Goldcorp, Inc.	30,000	1,375,500
Keegan Resources, Inc. *	84,000	311,871
MAG Silver Corp.*	14,000	171,458
Midas Gold Corp. *	280,000	974,062
New Gold, Inc.*	240,000	2,941,715
Ocean Park Ventures Corp. *	67,100	6,143
Osisko Mining Corp. *	250,000	2,476,859
Peregrine Diamonds, Ltd. *	25,500	9,338
PMI Gold Corp. *	800,000	764,927
Premier Gold Mines, Ltd. *	420,000	2,721,392
Pretium Resources, Inc. *	54,000	707,476
Reunion Gold Corp. *	233,100	99,585
Roxgold, Inc. *	1,100,000	906,317
San Gold Corp. *	1,480,200	1,611,041
Sarama Resources, Ltd.* (a)	70,000	56,963
Silver Range Resources, Ltd. *	35,800	14,566
Teranga Gold Corp.*	30,000	67,135
Torex Gold Resources, Inc.*	600,000	1,293,866
Unigold, Inc. *	243,000	82,804
Volta Resources, Inc. *	1,400,000	996,847
		24,259,542

Jersey Channel Islands - 1.1%
Lydian International, Ltd. *	220,500	504,654

	Number of	Market
	Shares	Value

United States - 5.1%
Allied Nevada Gold Corp. *	56,900	$2,232,360

Total Common Stocks
(Cost $39,831,922)		40,326,230

WARRANTS - 0.0%
Canada - 0.0%
Calvista Gold Corp., Expire 5/09/13 * †	43,283	$440
Colorado Resources, Ltd., Expire 4/14/13 * †‡	44,250	0
Crescent Resources Corp., Expire 3/30/13 * †‡	58,250	0
Kinross Gold Corp., Class D, Expire 9/17/14 *	1,320	940
Malbex Resources, Inc., Expire 5/8/13 * †‡	71,250	0
Ocean Park Venture Corp., Expire 5/11/13 * †‡	33,550	0
Peregrine Diamonds, Ltd., Expire 11/14/13 * †‡	17,142	0
Silver Range Resources, Ltd., Expire 2/10/13 *	60,000	1,526
		2,906
Total Warrants
(Cost $17,075)		2,906

	Principal
	Amount

SHORT-TERM INVESTMENTS - 8.1%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$3,557,260	3,557,260

Total Short-Term Investments
(Cost $3,557,260)		3,557,260

Total Investments - 99.3%
(Cost $43,406,257)***		43,886,396

Other Assets Less Liabilities - 0.7%		300,569
NET ASSETS - 100.0%		$44,186,965

†	Fair valued security. The aggregate value of fair valued securities is $12,568,391 comprising 28.44% of total net assets, which were valued pursuant to guidelines established by
‡	Illiquid security.
(a)	Denoted in units.
*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $47,422,558 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,053,593
Gross unrealized depreciation	(6,589,755)
Net unrealized depreciation	$(3,536,162)

22	Dynamic Funds 2012 Annual Report

Schedule of Investments
(Continued)

Dynamic Gold and Precious Metals Fund
September 30, 2012

Sector Allocation	% of Net Assets
Materials	91.2%
Short-term Investments and other	8.8
100.0%
See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	23

Schedule of Investments

Dynamic U.S. Growth Fund
September 30, 2012

	Number of	Market
	Shares	Value

COMMON STOCKS - 95.0%
Consumer Discretionary - 20.1%
Amazon.com, Inc.*	11,100	2,822,952
Tractor Supply Co.	31,800	3,144,702
Ulta Salon Cosmetics & Fragrance, Inc.	27,900	2,686,909
Under Armour, Inc., Class A*	57,700	3,221,391
		11,875,954

Consumer Staples - 4.1%
Whole Foods Market, Inc.	24,900	2,425,260
		2,425,260

Health Care - 21.8%
Alexion Pharmaceuticals, Inc.*	26,300	3,008,720
Align Technology, Inc.*	61,900	2,288,443
athenahealth, Inc.*	17,600	1,615,152
Jazz Pharmaceuticals plc*	21,700	1,237,117
Cyberonics, Inc.*	23,000	1,205,660
Pharmacyclics, Inc.*	13,200	851,400
Regeneron Pharmaceuticals, Inc.*	16,900	2,579,954
		12,786,446
Information Technology - 49.0%
Aruba Networks, Inc.*	51,100	1,148,984
BroadSoft, Inc.*	60,300	2,473,506
F5 Networks, Inc.*	16,100	1,685,670
Fortinet, Inc.*	39,100	943,874
Fusion-io, Inc.*	120,149	3,636,910
LinkedIn Corp., Class A*	19,900	2,395,960
NetSuite, Inc.*	38,100	2,430,780
Rackspace Hosting, Inc.*	26,500	1,751,385
Salesforce.com, Inc.*	19,000	2,901,110
SolarWinds, Inc.*	60,100	3,349,974
Sourcefire, Inc.*	32,601	1,598,427
Teradata Corp.*	30,700	2,315,087
Ultimate Software Group, Inc.*	22,500	2,297,250
		28,928,917

Total Common Stocks
(Cost $48,367,374)		56,016,577

	Principal
	Amount

SHORT-TERM INVESTMENTS - 7.4%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$4,391,306	4,391,306

Total Short-Term Investments
(Cost $4,391,306)		4,391,306

Total Investments - 102.4%
(Cost $52,758,680)***		60,407,883

Liabilities in Excess of Other Assets - (2.4)%		(1,400,570)
NET ASSETS - 100.0%		$59,007,313

*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $53,679,170 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,885,199
Gross unrealized depreciation	(1,156,486)
Net unrealized appreciation	$6,728,713

Sector Allocation	% of Net Assets
Information Technology	49.0%
Consumer Discretionary	20.1
Health Care	21.8
Consumer Staples	4.1
Short-term Investments and other	5.0
100.0%
See Notes to Financial Statements

24	Dynamic Funds 2012 Annual Report

Schedule of Investments

Dynamic Energy Income Fund
September 30, 2012
	Number of	Market
	Shares/Units	Value

COMMON STOCKS - 88.9%
Canada - 77.5%
ARC Resources, Ltd.	300	$7,293
Baytex Energy Corp.	33,926	1,612,270
Canexus Corp.	75,727	660,137
Crescent Point Energy Corp.	48,154	2,132,177
Enbridge Income Fund Holdings, Inc.	21,947	524,844
Enerplus Corp.	72,678	1,205,016
Gibson Energy, Inc.	68,098	1,595,257
Innergex Renewable Energy, Inc.	101,700	1,122,414
Northland Power, Inc.	64,372	1,246,712
Parallel Energy Trust (a)	211,170	1,147,033
Pembina Pipeline Corp.	64,648	1,814,958
Pengrowth Energy Corp.	229,915	1,550,541
Peyto Exploration & Development Corp.	20,000	492,727
Poseidon Concepts Corp.	79,300	1,178,489
TransCanada Corp.	14,200	646,229
Twin Butte Energy, Ltd.	446,810	1,295,299
Veresen, Inc.	46,184	605,545
Vermilion Energy, Inc.	40,221	1,890,154
		20,727,095

United States - 11.4%
Enterprise Products Partners LP	35,200	1,886,720
Marathon Oil Corp.	9,300	275,001
Western Gas Partners LP	12,000	604,920
The Williams Companies, Inc. (b)	7,900	276,263
		3,042,904
Total Common Stocks
(Cost $24,237,054)		23,769,999

	Principal
	Amount

SHORT-TERM INVESTMENTS - 7.6%
BNY Mellon Cash Reserve, 0.05%*, due 10/01/12	$1,946,582	$1,946,582

Total Short-Term Investments
(Cost $1,946,582)		1,946,582

Total Investments - 96.5%
(Cost $26,183,636)**		25,716,581

Call Written Options - (0.0)%
(Premiums received $962)		(960)

Put Written Options - (0.0)%
(Premiums received $2,891)		(2,551)

Forward Foreign Exchange Contract - 0.2%
(Unrealized appreciation)		60,162

Other Assets Less Liabilities - 3.3%		960,541
NET ASSETS - 100.0%		$26,733,773

Call Options Written as of 09/30/12 were as follows:
Number of Contracts	Call Options Written	Expiration Date/ Exercise Price	Market Value
40	The Williams Companies, Inc.	Oct. 2012/$37	$(960)
Total (Premiums received $962)			$(960)

Put Options Written as of 09/30/12 were as follows:
Number of Contracts	Put Options Written	Expiration Date/ Exercise Price	Market Value
44	Suncor Energy, Inc.	Oct. 2012/$32	$(2,551)
Total (Premiums received $2,891)			$(2,551)

Forward Foreign Currency Exchange Contracts as of 09/30/12 were as follows:

Long Forward
Currency		Currency		Settlement	Unrealized
Purchased		Sold		Date	Depreciation
CAD	1,490,507	USD	1,457,000	11/21/12	$(10,284)
Total Unrealized Depreciation					$(10,284)

Short Forward
Currency		Currency		Settlement	Unrealized
Purchased		Sold		Date	Appreciation
USD	9,422,852	CAD	9,209,000	11/21/12	$67,071
USD	779,552	CAD	764,000	11/21/12	3,375
Total Unrealized Appreciation					$70,446

(a)	Denoted in units.
(b)	Represents security, or a portion thereof, segregated as collateral for options contracts.
CAD	Canadian Dollar
USD	United States Dollar
*	Current yield as of September 30, 2012.
**	Aggregate tax cost is $26,549,918 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$2,449,233
Gross unrealized depreciation	(3,282,570)
Net unrealized depreciation	$(833,337)

Sector Allocation	% of Net Assets
Energy	77.5%
Utilities	8.9
Materials	2.5
Short-term Investments and other	11.1
100.0%

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	25

Statements of Assets and Liabilities

September 30, 2012

	Dynamic	Dynamic	Dynamic
	Canadian Equity	Contrarian	Discovery
	Income Fund	Advantage Fund	Fund
Assets:
Investments, at market value (cost $6,964,141, $644,608, and $831,105, respectively) (Note 2 and Note 3)	$7,448,697	$714,891	$900,239
Deposit at broker	146,198	-	-
Receivable from Fund shares sold	51,612	-	-
Unrealized appreciation on forward foreign currency exchange contracts	14,027	780	1,695
Receivable from investment adviser (Note 5)	5,118	6,719	6,803
Dividends and interest receivable	27,976	1,122	623
Other prepaid expenses	8,300	7,927	7,939
Total assets	7,701,928	731,439	917,299

Liabilities:
Call options written (premiums received $584)	500	-	-
Put options written (premiums received $4,756, $7,380, and $9,065)	4,557	139	172
Payable for fund shares redeemed	12,207	-	-
Payable for investments purchased	432,229	-	-
Administration and accounting fees payable (Note 6)	6,242	5,767	5,883
Chief Compliance Officer fees payable (Note 5)	93	10	12
Custodian fees payable (Note 6)	2,914	442	411
Transfer agent fees payable (Note 6)	3,566	3,394	3,459
Printing fees payable	1,090	627	646
Other accrued expenses	2,889	674	813
Total liabilities	466,287	11,053	11,396
Net Assets	$7,235,641	$720,386	$905,903

Net Assets consist of:

Paid-in capital	$6,796,541	$660,165	$864,202
Accumulated net investment income	4,155	2,090	-
Accumulated net realized loss on investments, options written, future contracts and foreign currency transactions	(63,592)	(20,179)	(38,104)
Net unrealized appreciation on investments	484,556	70,283	69,134
Net unrealized appreciation on options written	283	7,241	8,893
Net unrealized appreciation on foreign currency translations	13,698	786	1,688
Net Assets	$7,235,641	$720,386	$905,903

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	545,482	66,096	84,371

Net asset value, offering, and redemption price per share* (Note 2)	$13.26	$10.90	$10.74

* Prior to February 1, 2012, shares of all the Funds redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

26	Dynamic Funds 2012 Annual Report

Statements of Assets and Liabilities
(Continued)

September 30, 2012

	Dynamic	Dynamic.	Dynamic
	Gold & Precious	U.S. Growth	Energy Income
	Metals Fund	Fund	Fund
Assets:
Investments, at market value (cost $43,406,257, $52,758,680, and $26,183,636, respectively) (Note 2 and Note 3)	$43,886,396	$60,407,883	$25,716,581
Deposit at broker	-	-	135,000
Receivable from investments sold	327,902	1,074,620	759,648
Receivable from Fund shares sold	212,047	539,730	13,688
Unrealized appreciation on forward foreign exchange contracts	-	-	70,446
Dividends and interest receivable	-	3,486	123,130
Other prepaid expenses	11,250	12,569	12,244
Other assets	2,827	4,420	-
Total assets	44,440,422	62,042,708	26,830,737

Liabilities:
Call options written (premiums received $962)	-	-	960
Put options written (premiums received $2,891)	-	-	2,551
Payable for Fund shares redeemed	186,737	113,751	31,916
Payable for investments purchased	-	2,852,898	14,121
Investment advisory fees payable (Note 5)	35,418	39,967	14,845
Administration and accounting fees payable (Note 6)	10,570	9,493	7,459
Chief Compliance Officer fees payable (Note 5)	548	757	359
Custodian fees payable (Note 6)	6,457	4,750	2,790
Transfer agent fees payable (Note 6)	-	-	3,066
Unrealized depreciation on forward foreign currency exchange contracts	-	-	10,284
Other accrued expenses	13,727	13,779	8,613
Total liabilities	253,457	3,035,395	96,964
Net Assets	$44,186,965	$59,007,313	$26,733,773

Net Assets consist of:

Paid-in capital	$55,708,414	$54,561,648	$27,973,597
Accumulated net investment loss	(1,385,148)	(258,037)	85,092
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,616,854)	(2,945,501)	(919,159)
Net unrealized appreciation/(depreciation) on investments	480,139	7,649,203	(467,055)
Net unrealized appreciation on options written	-	-	342
Net unrealized appreciation on foreign currency translations	414	-	60,956
Net Assets	$44,186,965	$59,007,313	$26,733,773

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	2,615,188	2,628,428	2,019,761

Net asset value, offering, and redemption price per share* (Note 2)	$16.90	$22.45	$13.24

* Prior to February 1, 2012, shares of all the Funds redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	27

Statements of Operations

For the Year Ended September 30, 2012

	Dynamic	Dynamic	Dynamic
	Canadian Equity	Contrarian	Discovery
	Income Fund	Advantage Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $29,314, $474, and $529, respectively)	$137,734	$12,873	$14,673
Interest	94	57	48
Total investment income	137,828	12,930	14,721

Expenses:
Investment advisory fees (Note 5)	28,110	5,886	8,366
Administration and accounting fees (Note 6)	36,683	35,900	36,823
Audit fees	14,381	14,346	14,413
Chief Compliance Officer fees (Note 5)	597	147	187
Custodian fees (Note 6)	8,359	-	-
Legal fees	1,807	382	486
Printing fees	4,747	3,845	3,793
Registration and filing fees	18,485	16,425	16,461
Transfer agent fees (Note 6)	21,170	20,769	20,808
Trustees’ fees and expenses (Note 5)	683	182	233
Other	7,602	4,025	4,434
Subtotal	142,624	101,907	106,004
Fees waived and reimbursed by Adviser (Note 5)	(105,638)	(93,891)	(94,995)
Fees waived by Fund’s service provider (Note 6)	-	(53)	-
Net expenses	36,986	7,963	11,009
Net Investment Income	100,842	4,967	3,712

Realized and Unrealized Gain (Loss) on Investments, Options Written, Future Contracts, and Foreign Currency:
Net realized gain (loss) on investments	37,843	(9,710)	(13,277)
Net realized gain on options written	9,482	-	-
Net realized loss on future contracts	-	(500)	(5,456)
Net realized gain (loss) on foreign currency	(107,865)	490	1,931
Net realized loss on investments, options written, future contracts, and foreign currency transactions	(60,540)	(9,720)	(16,802)
Net change in unrealized appreciation/(depreciation):
on investments	473,021	71,683	83,763
on options written	283	10,565	13,007
on future contracts	-	(8,093)	(10,790)
on foreign currency translations	1,160	(693)	(2,004)
Net change in unrealized appreciation/(depreciation) on investments, options written, future contracts, and foreign currency translations	474,464	73,462	83,976

Net Realized and Unrealized Gain (Loss) on Investments, Options Written, Future Contracts, and Foreign Currency	413,924	63,742	67,174

Net Increase in Net Assets Resulting from Operations	$514,766	$68,709	$70,886

See Notes to Financial Statements

28	Dynamic Funds 2012 Annual Report

Statements of Operations
(Continued)

For the Year Ended September 30, 2012

	Dynamic	Dynamic.	Dynamic
	Gold & Precious	U.S. Growth	Energy Income
	Metals Fund	Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $8,472, $0, and $250,435, respectively)	$54,946	$97,589	$1,553,363
Interest	1,847	965	996
Total investment income	56,793	98,554	1,554,359

Expenses:
Investment advisory fees (Note 5)	369,075	378,900	285,214
Administration and accounting fees (Note 6)	72,048	65,111	52,983
Audit fees	23,379	22,504	23,224
Chief Compliance Officer fees (Note 5)	8,275	10,742	6,434
Custodian fees (Note 6)	21,769	22,158	9,630
Insurance expense	8,190	9,622	4,887
Legal fees	21,722	28,879	16,283
Printing fees	23,011	21,232	15,555
Registration and filing fees	21,744	21,310	17,973
Transfer agent fees (Note 6)	26,189	26,447	24,596
Trustees’ fees and expenses (Note 5)	10,646	13,040	7,968
Other	12,936	9,908	9,365
Subtotal	618,984	629,853	474,112
Fees waived and reimbursed by Adviser (Note 5)	(126,398)	(141,276)	(128,285)
Fees waived by Fund’s service provider (Note 6)	(6,961)	(8,638)	(568)
Net expenses	485,625	479,939	345,259
Net Investment Income (Loss)	(428,832)	(381,385)	1,209,100

Realized and Unrealized Gain (Loss) on Investments, options written, and Foreign Currency:
Net realized gain (loss) on investments	(9,715,883)	(1,043,015)	417,965
Net realized gain on options written	-	-	39,040
Net realized loss on foreign currency	(129,529)	-	(1,086,602)
Net realized gain (loss) on investments, options written, and foreign currency transactions	(9,845,412)	(1,043,015)	(629,597)
Net change in unrealized appreciation/(depreciation):
on investments	8,719,845	9,789,429	2,773,727
on options written			342
on foreign currency translations	(3,633)	-	(30,545)
Net change in unrealized appreciation/(depreciation) on investments, options written, and foreign currency translations	8,716,212	9,789,429	2,743,524

Net Realized and Unrealized Gain (Loss) on Investments, options written, and Foreign Currency	(1,129,200)	8,746,414	2,113,927

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,558,032)	$8,365,029	$3,323,027

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	29

Statements of Changes in Net Assets

Dynamic Canadian Equity Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Operations:
Net investment income	$100,842	$19,610
Net realized gain (loss) on investments, options written, and foreign currency transactions	(60,540)	89,124
Net change in unrealized appreciation/(depreciation) on investments, options written, and foreign currency translations	474,464	(54,025)
Net Increase in Net Assets Resulting from Operations	514,766	54,709

Distributions to Shareholders from:
Net investment income	(90,481)	(13,951)
Net realized capital gains	(116,388)	(82,873)
Total distributions to shareholders	(206,869)	(96,824)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	6,648,535	184,730
Shares issued as reinvestment of distributions	206,869	96,824
Shares redeemed	(823,411)	(68,861)
Net increase in net assets from shares of beneficial interest	6,031,993	212,693
Net increase in net assets	6,339,890	170,578

Net Assets:
Beginning of period	895,751	725,173
End of period	$7,235,641	$895,751
Accumulated net investment income	$4,155	$1,047

Shares of Beneficial Interest Transactions (Class I):
Shares sold	520,270	14,449
Shares issued as reinvestment of distributions	16,731	8,240
Shares redeemed	(64,972)	(5,875)
Net increase in shares outstanding	472,029	16,814

See Notes to Financial Statements

30	Dynamic Funds 2012 Annual Report

Statements of Changes in Net Assets

Dynamic Contrarian Advantage Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Operations:
Net investment income	$4,967	$7,217
Net realized gain (loss) on investments, options written, future contracts, and foreign currency transactions	(9,720)	60,489
Net change in unrealized appreciation/(depreciation) on investments, options written, future contracts, and foreign currency translations	73,462	(53,823)
Net Increase in Net Assets Resulting from Operations	68,709	13,883

Distributions to Shareholders from:
Net investment income	-	(16,758)
Net realized capital gains	(76,809)	(56,637)
Total distributions to shareholders	(76,809)	(73,395)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	-	54,141
Shares issued as reinvestment of distributions	76,809	73,395
Shares redeemed	(25,524)	(93,551)
Net increase in net assets from shares of beneficial interest transactions	51,285	33,985
Redemption fees*	911	1
Net increase (decrease) in net assets	44,096	(25,526)

Net Assets:
Beginning of period	676,290	701,816
End of period	$720,386	$676,290
Accumulated net investment income (loss)	$2,090	$(2,205)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	-	4,133
Shares issued as reinvestment of distributions	7,666	6,142
Shares redeemed	(2,531)	(7,717)
Net increase in shares outstanding	5,135	2,558

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	31

Statements of Changes in Net Assets

Dynamic Discovery Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011

Operations:
Net investment income (loss)	$3,712	$(525)
Net realized gain (loss) on investments, options written, future contracts, and foreign currency transactions	(16,802)	129,305
Net change in unrealized appreciation/(depreciation) on investments, options written, future contracts, and foreign currency translations	83,976	(124,328)
Net Increase in Net Assets Resulting from Operations	70,886	4,452

Distributions to Shareholders from:
Net investment income	-	(10,170)
Net realized capital gains	(163,628)	(42,511)
Total distributions to shareholders	(163,628)	(52,681)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,482	428,884
Shares issued as reinvestment of distributions	163,628	52,682
Shares redeemed	(37,860)	(414,739)
Net increase in net assets from shares of beneficial interest	127,250	66,827
Net increase in net assets	34,508	18,598

Net Assets:
Beginning of period	871,395	852,797
End of period	$905,903	$871,395
Accumulated net investment loss	$-	$(7,520)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	138	31,057
Shares issued as reinvestment of distributions	16,346	3,790
Shares redeemed	(3,784)	(28,763)
Net increase in shares outstanding	12,700	6,084

See Notes to Financial Statements

32	Dynamic Funds 2012 Annual Report

Statements of Changes in Net Assets

Dynamic Gold & Precious Metals Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Operations:
Net investment loss	$(428,832)	$(468,793)
Net realized gain (loss) on investments and foreign currency transactions	(9,845,412)	2,479,663
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	8,716,212	(9,962,449)
Net Decrease in Net Assets Resulting from Operations	(1,558,032)	(7,951,579)

Distributions to Shareholders from:
Net investment income	(1,797,082)	(81,426)
Net realized capital gains	(1,799,538)	(259,280)
Total distributions to shareholders	(3,596,620)	(340,706)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	32,188,887	73,042,156
Shares issued as reinvestment of distributions	3,581,705	339,226
Shares redeemed	(29,350,136)	(42,076,028)
Net increase in net assets from shares of beneficial interest	6,420,456	31,305,354
Redemption fees*	129,523	106,937
Net increase in net assets	1,395,327	23,120,006

Net Assets:
Beginning of period	42,791,638	19,671,632
End of period	$44,186,965	$42,791,638
Accumulated net investment income (loss)	$(1,385,148)	$67,161

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,999,605	3,074,605
Shares issued as reinvestment of distributions	226,261	13,868
Shares redeemed	(1,808,979)	(1,794,603)
Net increase in shares outstanding	416,887	1,293,870

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	33

Statements of Changes in Net Assets

Dynamic U.S. Growth Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011

Operations:
Net investment loss	$(381,385)	$(347,100)
Net realized loss on investments	(1,043,015)	(174,647)
Net change in unrealized appreciation/(depreciation) on investments	9,789,429	(3,428,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,365,029	(3,950,351)

Distributions to Shareholders from:
Net realized capital gains	(1,229,248)	(328,667)
Total distributions to shareholders	(1,229,248)	(328,667)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	47,526,366	84,700,987
Shares issued as reinvestment of distributions	1,173,610	328,379
Shares redeemed	(50,324,549)	(37,849,257)
Net increase (decrease) in net assets from shares of beneficial interest	(1,624,573)	47,180,109
Redemption fees*	164,042	112,377
Net increase in net assets	5,675,250	43,013,468

Net Assets:
Beginning of period	53,332,063	10,318,595
End of period	$59,007,313	$53,332,063
Accumulated net investment loss	$(258,037)	$-

Shares of Beneficial Interest Transactions (Class I):
Shares sold	2,197,931	4,128,467
Shares issued as reinvestment of distributions	60,433	17,458
Shares redeemed	(2,462,837)	(1,943,604)
Net increase (decrease) in shares outstanding	(204,473)	2,202,321

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

34	Dynamic Funds 2012 Annual Report

Statement of Changes in Net Assets

Dynamic Energy Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Operations:
Net investment income	$1,209,100	$609,872
Net realized loss on investments, options written, and foreign currency transactions	(629,597)	(454,823)
Net change in unrealized appreciation/(depreciation) on investments, and foreign currency translations	2,743,524	(3,322,474)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,323,027	(3,167,425)

Distributions to Shareholders from:
Net investment income	(908,695)	(241,377)
Net realized capital gains	(417,766)	(15,000)
Total distributions to shareholders	(1,326,461)	(256,377)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	9,113,112	37,861,802
Shares issued as reinvestment of distributions	1,315,450	250,167
Shares redeemed	(13,447,053)	(9,696,025)
Net increase (decrease) in net assets from shares of beneficial interest	(3,018,491)	28,415,944
Redemption fees*	9,751	6,735
Net increase (decrease) in net assets	(1,012,174)	24,998,877

Net Assets:
Beginning of period	27,745,947	2,747,070
End of period	$26,733,773	$27,745,947
Accumulated net investment income (loss)	$85,092	$(137,184)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	683,545	2,728,033
Shares issued as reinvestment of distributions	100,678	18,288
Shares redeemed	(1,005,935)	(726,527)
Net increase (decrease) in shares outstanding	(221,712)	2,019,794

* Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	35

Financial Highlights

Dynamic Canadian Equity Income Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(2)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$12.19	$12.80	$12.77	$10.00

Income from Investment Operations:

Net investment income(1)	0.44	0.27	0.17	0.11
Net realized and unrealized gain on investments, options written, and foreign currency transactions	1.92	0.65	1.45	2.66
Total from investment operations	2.36	0.92	1.62	2.77

Less Distributions:

Dividends from net investment income	(0.26)	(0.22)	(0.31)	-
Distributions from realized capital gains	(1.03)	(1.31)	(1.28)	-
Total distributions	(1.29)	(1.53)	(1.59)	-

Net asset value, end of period	$13.26	$12.19	$12.80	$12.77

Total return(3)	20.48%	7.62%	13.54%	27.70	%(4)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$7,236	$896	$725	$639
Operating expenses:
Before expense reimbursement/waiver	4.82%	12.72%	20.26%	31.45	%(5)
After expense reimbursement/waiver	1.25%	1.25%	1.25%	1.25	%(5)
Net investment income:
After expense reimbursement/waiver	3.41%	2.15%	1.37%	1.92	%(5)
Portfolio turnover rate	29.89%	133.40%	136.31%	60.18	%(4)

(1) Calculated based on the average number of shares outstanding during the period.
(2) The Fund commenced investment operations on March 31, 2009.
(3) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(4) Non-annualized.
(5) Annualized.

See Notes to Financial Statements

36	Dynamic Funds 2012 Annual Report

Financial Highlights

Dynamic Contrarian Advantage Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$11.09	$12.02	$11.72	$10.00

Income from Investment Operations:

Net investment income(1)	0.08	0.12	0.14	0.09

Net realized and unrealized gain on investments, options written, future contracts, and foreign currency transactions	0.98	0.20	0.91	1.63
Total from investment operations	1.06	0.32	1.05	1.72

Less Distributions:

Dividends from net investment income	-	(0.29)	(0.39)	-
Distributions from realized capital gains	(1.26)	(0.96)	(0.36)	-
Total distributions	(1.26)	(1.25)	(0.75)	-

Redemption fees added to paid-in capital (1)	0.01	0.00 (2)	-	-
Net asset value, end of period	$10.90	$11.09	$12.02	$11.72

Total return(4)	10.69%	1.91%	8.95%	17.20	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$720	$676	$702	$586
Operating expenses:
Before expense reimbursement/waiver	14.71%	15.20%	19.97%	34.14	%(6)
After expense reimbursement/waiver	1.15%	1.15%	1.15%	1.15	%(6)
Net investment income:
After expense reimbursement/waiver	0.72%	0.99%	1.15%	1.67	%(6)
Portfolio turnover rate	77.55%	166.56%	105.20%	69.40	%(5)

(1) Calculated based on the average number of shares outstanding during the period.
(2) Amount represent less than $0.005 per share.
(3) The Fund commenced investment operations on March 31, 2009.
(4) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5) Non-annualized.
(6) Annualized.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	37

Financial Highlights

Dynamic Discovery Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$12.16	$13.00	$12.13	$10.00

Income (Loss) from Investment Operations:

Net investment income (loss)(1)	0.05 (2)	(0.01)	0.01	0.03
Net realized and unrealized gain (loss) on investments, options written, futures contracts, and foreign currency transactions	0.81	(0.05)	1.58	2.10
Total from investment operations	0.86	(0.06)	1.59	2.13

Less Distributions:

Dividends from net investment income	-	(0.15)	(0.27)	-
Distributions from realized capital gains	(2.28)	(0.63)	(0.45)	-
Total distributions	(2.28)	(0.78)	(0.72)	-

Net asset value, end of period	$10.74	$12.16	$13.00	$12.13

Total return(4)	8.46%	(1.21)%	13.33%	21.30	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$906	$871	$853	$606
Operating expenses:
Before expense reimbursement/waiver	12.04%	11.01%	20.48%	33.78	%(6)
After expense reimbursement/waiver	1.25%	1.25%	1.25%	1.25	%(6)
Net investment income (loss):
After expense reimbursement/waiver	0.42%	(0.05)%	0.07%	0.59	%(6)
Portfolio turnover rate	63.26%	192.39%	74.75%	69.79	%(5)

(1) Calculated based on the average number of shares outstanding during the period.
(2) Amount represent less than $0.005 per share.
(3) The Fund commenced investment operations on March 31, 2009.
(4) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5) Non-annualized.
(6) Annualized.

See Notes to Financial Statements

38	Dynamic Funds 2012 Annual Report

Financial Highlights

Dynamic Gold & Precious Metals Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(2)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$19.47	$21.75	$13.15	$10.00

Income (Loss) from Investment Operations:

Net investment loss(1)	(0.18)	(0.23)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments, and foreign currency transactions	(0.24)	(1.93)	9.45	3.22
Total from investment operations	(0.42)	(2.16)	9.24	3.15

Less Distributions:

Dividends from net investment income	(1.10)	(0.04)	(0.54)	-
Distributions from realized capital gains	(1.10)	(0.13)	(0.13)	-
Total distributions	(2.20)	(0.17)	(0.67)	-

Redemption fees added to paid-in capital (1)	0.05	0.05	0.03	-
Net asset value, end of period	$16.90	$19.47	$21.75	$13.15

Total return(3)	(1.15)%	(9.88)%	72.84%	31.50	%(4)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$44,187	$42,792	$19,672	$657
Operating expenses:
Before expense reimbursement/waiver	1.59%	1.56%	6.33%	31.36	%(5)
After expense reimbursement/waiver	1.25%	1.25%	1.25%	1.25	%(5)
Net investment loss:
After expense reimbursement/waiver	(1.10)%	(0.97)%	(1.15)%	(1.16	)%(5)
Portfolio turnover rate	75.56%	52.69%	35.60%	5.43	%(4)

(1) Calculated based on the average number of shares outstanding during the period.
(2) The Fund commenced investment operations on March 31, 2009.
(3) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(4) Non-annualized.
(5) Annualized.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	39

Financial Highlights

Dynamic U.S. Growth Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$18.83	$16.36	$12.32	$10.00

Income (Loss) from Investment Operations:

Net investment loss(1)	(0.16)	(0.16)	(0.13)	(0.05)
Net realized and unrealized gain on investments	4.21	2.82	5.80	2.37
Total from investment operations	4.05	2.66	5.67	2.32

Less Distributions:

Dividends from net investment income	-	-	(0.23)	-
Distributions from realized capital gains	(0.50)	(0.24)	(1.40)	-
Total distributions	(0.50)	(0.24)	(1.63)	-
Redemption fees added to paid-in capital(1)	0.07	0.05	0.00 (2)	-
Net asset value, end of period	$22.45	$18.83	$16.36	$12.32

Total return(4)	22.31%	16.54%	49.82%	23.20	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$59,007	$53,332	$10,319	$616
Operating expenses:
Before expense reimbursement/waiver	1.25%	1.32%	6.14%	30.21	%(6)
After expense reimbursement/waiver	0.95%	0.95%	0.95%	0.95	%(6)
Net investment loss:
After expense reimbursement/waiver	(0.75)%	(0.80)%	(0.90)%	(0.83	)%(6)
Portfolio turnover rate	323.54%	358.15%	244.38%	205.10	%(5)

(1) Calculated based on the average number of shares outstanding during the period.
(2) Amount represent less than $0.005 per share.
(3) The Fund commenced investment operations on March 31, 2009.
(4) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5) Non-annualized.
(6) Annualized.

See Notes to Financial Statements

40	Dynamic Funds 2012 Annual Report

Financial Highlights

Dynamic Energy Income Fund
For a Fund Share Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	9/30/12	9/30/11	9/30/10	9/30/09(3)
	Class I	Class I	Class I	Class I
Net asset value, beginning of period	$12.38	$12.39	$11.10	$10.00

Income (Loss) from Investment Operations:

Net investment income(1)	0.54	0.50	0.58	0.09
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	0.91	(0.24)	1.68	1.01
Total from investment operations	1.45	0.26	2.26	1.10

Less Distributions:

Dividends from net investment income	(0.42)	(0.25)	(0.87)	-
Distributions from realized capital gains	(0.17)	(0.03)	(0.10)	-
Total distributions	(0.59)	(0.28)	(0.97)	-
Redemption fees added to paid-in capital(1)	0.00 (2)	0.01	0.00 (2)	-
Net asset value, end of period	$13.24	$12.38	$12.39	$11.10

Total return(4)	11.87%	1.98%	20.94%	11.00	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$26,734	$27,746	$2,747	$555
Operating expenses:
Before expense reimbursement/waiver	1.58%	1.88%	10.43%	49.80	%(6)
After expense reimbursement/waiver	1.15%	1.15%	1.15%	1.15	%(6)
Net investment income:
After expense reimbursement/waiver	4.03%	3.60%	4.82%	6.54	%(6)
Portfolio turnover rate	78.92%	120.19%	59.98%	20.50	%(5)

(1) Calculated based on the average number of shares outstanding during the period.
(2) Amount represent less than $0.005 per share.
(3) The Fund commenced investment operations on August 14, 2009.
(4) Total returns may reflect adjustments to conform to generally accepted accounting principles.
(5) Non-annualized.
(6) Annualized.

See Notes to Financial Statements

Dynamic Funds 2012 Annual Report	41

Notes to Financial Statements

September 30, 2012

1.	Organization

The Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund (each a “Fund” and collectively the “Funds”) are each a separate series of the DundeeWealth Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). Each Fund is a separate mutual fund, and each share of a Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and are subject to liabilities related thereto. The Funds are authorized to issue an unlimited number of shares and offer two classes of shares: Class I Shares and Class II Shares. As of September 30, 2012, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund and Dynamic U.S. Growth Fund, which commenced investment operations on March 31, 2009, and the Dynamic Energy Income Fund which commenced investment operations on August 14, 2009. The financial statements of the remaining operational series in the Trust are presented in separate documents. The Funds are non-diversified portfolios as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) with the exception of the Dynamic Canadian Equity Income Fund which is a diversified portfolio under the 1940 Act.

The Funds offer separate investment portfolios and have individual investment goals and strategy characteristics as follows:

Dynamic Canadian Equity Income Fund - seeks high income and long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in equity securities of companies located in Canada. For the purposes of this policy, the Fund defines companies that are located in Canada as companies that are incorporated or organized in Canada.

Dynamic Contrarian Advantage Fund - seeks long-term capital appreciation and will invest, under normal market conditions, primarily in equity securities of United States of America (“U.S.”), Canadian, and other foreign companies chosen using a value oriented investment approach.

Dynamic Discovery Fund - seeks long-term capital appreciation and will invest, under normal market conditions, primarily in equity securities of U.S., Canadian, and other foreign companies, using a bottom-up approach, which emphasizes careful company specific analysis.

Dynamic Gold & Precious Metals Fund - seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts.

Dynamic U.S. Growth Fund - seeks long-term capital appreciation and will invest, under normal market conditions, at least 80% of its assets in securities of U.S. companies chosen according to a growth oriented investment approach.

Dynamic Energy Income Fund - seeks high income generation and long-term growth of capital and will invest, under normal market conditions, at least 80% of its assets in equity securities of energy and utility companies.

It is expected that a significant portion of each Fund’s assets will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors.  To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

As of September 30, 2012, DundeeWealth US, LP (the “Adviser” or “DundeeWealth US”) held approximately 17.15%, 99.96%, 81.28%, and of the outstanding shares of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, and Dynamic Discovery Fund, respectively, with the remaining outstanding shares held predominantly by omnibus or other institutional accounts.

Foreign Issuer Risks

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

42	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

Concentration Risks

The Dynamic Gold & Precious Metals Fund will invest more than 25% of its net assets in the securities issued by companies engaged generally in precious metals activities and in instruments that derive their value from the value of precious metals; and the Dynamic Energy Income Fund will invest 25% or more of its total assets in companies in energy and energy-related industries.  Concentrations in a particular industry may cause a Fund to be more sensitive to economic changes or events occurring in those industries.

Non-Diversification Risks

Funds that are non-diversified portfolios under the 1940 Act will invest in a limited number of issuers.  Therefore, these Funds’ investment performance may be more volatile, as they may be more susceptible to risks associated with a single economic, political or regulatory event than funds that invest in a greater number of issuers.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates - The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments - The Funds may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If GCIC US, Ltd.’s (the “Sub-Adviser” or “GCIC”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Funds may leave the Funds in a worse position than if they had not used such strategies.

Derivative contracts held are not accounted for as hedging instruments under U.S. GAAP.

The Funds are subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.

Futures and Options on Futures - The Funds may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and /or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Dynamic Fund 2012 Annual Report	43

Notes to Financial Statements
(Continued)

The Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund’s volume of activity in future contracts had an average monthly market value while held of approximately $171,068 and $256,963 respectively.

There are significant risks associated with the Funds’ use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser’s or GCIC’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase its market exposure.

During the year ended September 30, 2012, the Funds had no investments in options on futures.

Forward Foreign Currency Exchange Contracts - The Funds did engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise desire, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

During the year ended September 30, 2012, the Dynamic Canadian Equity Income Fund and Dynamic Energy Income Fund entered into forward foreign exchange contracts with RBC Dominion Securities, and the Dynamic Contrarian Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund entered into forward foreign currency contracts with Barclays Capital.

The Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund’s volume of activity in forward foreign currency  exchange contracts during the year ended September 30, 2012 had an average monthly value of approximately $1,060,498, $34,864, $111,302, and $5,774,909, respectively. Forward foreign currency exchange contracts for the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund at September 30, 2012 are presented within the Schedule of Investments.

Options - The Funds may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and /or hedging against price movements of portfolio assets. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

44	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

During the year ended September 30, 2012, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund entered into option contracts with Credit Suisse Securities LLC and Merrill Lynch.

The Dynamic Canadian Equity Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund’s volume of activity in options contracts during the year ended September 30, 2012 had an average monthly cost of approximately $76, $18,157, $22,146, and $942, respectively. Option positions for the Dynamic Contrarian Advantage Fund and Dynamic Discovery Fund at September 30, 2012 are presented within the Schedules of Investments, the Dynamic Energy Income Fund did not have any options as of September 30, 2012.

The Dynamic Canadian Equity Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, and Dynamic Energy Income Fund’s volume of activity in written options contracts during the year ended September 30, 2012 had an average monthly premium amount approximately $2,407, $7,380, $9,065, and 11,601, respectively.  Please refer to Note 8 for option activity during the year ended September 30, 2012.

The following tables present the value of derivatives held as of September 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Fair Values of Derivative Instruments as of September 30, 2012 for the Dynamic Canadian Equity Income Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Liabilities, Call options written	$(500)
Equity Contracts	Liabilities, Put options written	(4,557)
Forward Foreign Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign currency exchange contracts	14,027
Total		$8,970

Fair Values of Derivative Instruments as of September 30, 2012 for the Dynamic Contrarian Advantage Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Investments, at market value	$649
Equity Contracts	Liabilities, Put options written	(139)
Forward Foreign Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign currency exchange contracts	780
Total		$1,290

Fair Values of Derivative Instruments as of September 30, 2012 for the Dynamic Discovery Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Assets, Investments, at market value	$799
Equity Contracts	Liabilities, Put options written	(172)
Forward Foreign Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign currency exchange contracts	1,695
Total		$2,322

Fair Values of Derivative Instruments as of September 30, 2012 for the Dynamic Energy Income Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Liabilities, Call options written	$(960)
Equity Contracts	Liabilities, Put options written	(2,551)
Forward Foreign Currency	Assets, Unrealized appreciation
Exchange Contracts	on forward foreign currency exchange contracts	70,446
Forward Foreign Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign currency exchange contracts	(10,284)
Total		$56,651

Dynamic Fund 2012 Annual Report	45

Notes to Financial Statements
(Continued)

The following tables present the effect of derivatives on the Statement of Operations during the year ended September 30, 2012, by primary risk exposure:

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2012 for the Dynamic Canadian Equity Income Fund:

	Realized Gain or Loss	Change in Unrealized
Derivatives Not Accounted for as	on Derivatives Recognized	Appreciation on Derivatives
Hedging Instruments	in Income	Recognized in Income
Equity Contracts:
Options	$9,482	$283
Forward Foreign Exchange Contracts	-	3,723
Total	$9,482	$4,006

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2012 for the Dynamic Contrarian Advantage Fund:

		Change in
	Realized Gain or Loss	Unrealized Appreciation or
Derivatives Not Accounted for as	on Derivatives Recognized	Depreciation on Derivatives
Hedging Instruments	in Income	Recognized in Income
Equity Contracts:
Option Contracts	$-	$10,565
Futures Contracts	(500)	(8,093)
Forward Foreign Exchange Contracts	1,072	(689)
Total	$572	$1,783

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2012 for the Dynamic Discovery Fund:

		Change in Unrealized
	Realized Gain or Loss	Appreciation or
Derivatives Not Accounted for as	on Derivatives Recognized	Depreciation on Derivatives
Hedging Instruments	in Income	Recognized in Income
Equity Contracts:
Option Contracts	$-	$13,007
Futures Contracts	(5,456)	(10,790)
Forward Foreign Exchange Contracts	2,859	(2,027)
Total	$(2,597)	$190

Effect of Derivative Instruments on the Statement of Operations during the Period Ended September 30, 2012 for the Dynamic Energy Income Fund:

	Realized Gain or Loss	Change in Unrealized
Derivatives Not Accounted for as	on Derivatives Recognized	Depreciation on Derivatives
Hedging Instruments	in Income	Recognized in Income
Equity Contracts:
Option Contracts	$39,040	$342
Forward Foreign Exchange Contracts	(1,026,402)	(36,524)
Total	$(987,362)	$(36,182)

46	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and /or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses - Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share - The net asset value (“NAV”) per share is the value of that share’s portion of all of the net assets of the Fund. Each Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern Time).

Distributions to Shareholders - The Funds distribute their net investment income and make distributions of net realized capital gains, if any, at least annually. The Dynamic Canadian Equity Income Fund and Dynamic Energy Income Fund expect to declare and pay distributions, if any, quarterly, however they may declare and pay distributions more or less frequently.

Redemption Fees – The Fund no longer imposes a redemption fee. Prior to February 1, 2012, each Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

Level 1:    Quoted prices in active markets for identical securities

Level 2:    Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:    Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2012, is as follows:

	Dynamic	Dynamic		Dynamic	Dynamic
	Canadian	Contrarian	Dynamic	Gold & Precious	Energy
	Equity	Advantage	Discovery	Metals	Income
	Income Fund	Fund	Fund	Fund	Fund
ASSETS:
Level 1: Quoted Prices
Common Stocks Market Value:
Bermuda	$28,440	$-	$-	$761,723	$-
Canada	5,820,889	15,893	-	24,259,542	20,727,095
Jersey Channel Islands	-	-	-	504,654	-
United States	499,403	555,952	580,097	2,232,360	3,042,904
Warrants Market Value:
Canada	-	-	363	2,466	-
Short-term Investments Market Value:	1,099,965	45,039	30,151	3,557,260	1,946,582
Total Level 1 Market Value of Investments	$7,448,697	$616,884	$610,611	$31,318,005	$25,716,581

Dynamic Fund 2012 Annual Report	47

Notes to Financial Statements
(Continued)

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic Energy Income Fund
Level 2: Other Significant Observable Inputs
Common Stocks Market Value:
Australia	$-	$-	$-	$12,567,951	$-
Germany	-	-	21,273	-	-
Israel	-	-	53,066	-	-
Italy	-	26,586	42,147	-	-
Netherlands	-	26,803	26,803	-	-
Switzerland	-	-	61,492	-	-
United Kingdom	-	43,969	84,048	-	-
Warrants Market Value:
Canada	-	-	-	440	-
Total Level 2 Market Value of Investments	$-	$97,358	$288,829	$12,568,391	$-
Level 3: Significant Unobservable Inputs
Warrants Market Value:
Canada	$-	$-	$-	$0	$-
Total Level 3 Market Value of Investments	$-	$-	$-	$0	$-
Total Market Value of Investments	$7,448,697	$714,242	$899,440	$43,886,396	$25,716,581

ASSETS:
Other Financial Instruments Unrealized Appreciation:*
Foreign Currency Exchange Risks:
Forward Foreign Currency Exchange Contracts	$14,027	$780	$1,695	$-	$70,446
Other Financial Instruments Market Value:
Equity Risks:
Put Options Purchased	-	649	799	-	-
LIABILITIES:
Other Financial Instruments Unrealized Depreciation:*
Foreign Currency Exchange Risks:
Forward Foreign Currency Exchange Contracts	-	-	-	-	(10,284)
Other Financial Instruments Market Value:
Equity Risks:
Call Options Written	(500)	-	-	-	(960)
Put Options Written	(4,557)	(139)	(172)	-	(2,551)
Total Other Financial Instruments	$8,970	$1,290	$2,322	$-	$56,651

*	Other financial instruments are derivative instruments, such as futures, forwards, and options which are valued at the unrealized appreciation/depreciation of the investment.

To adjust for the time difference between local market close and the calculation of the NAV, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

Dynamic
U.S. Growth
Fund *
Level 1 - Quoted Prices	$60,407,883
Total Market Value of Investments	$60,407,883

*	Level 1 securities for Dynamic U.S. Growth Fund consist of common stocks as disclosed in the Schedule of Investments.

48	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

During and as of the year ended September 30, 2012, Canadian securities were reclassified as Level 1 since Canadian securities are only fair valued on days when the Canadian securities markets are closed but the U.S. securities markets are open.

There were no Level 3 investments held at September 30, 2012 or September 30, 2011 for Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund.

Dynamic Gold and Precious Metals Fund	Balance as of 9/30/11	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/12	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/12†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
Canada	$0	$-	$-	$-	$0	$-	$-	$-	$0	$-
Total Warrants	0	-	-	-	0	-	-	-	0	-
TOTAL INVESTMENTS IN SECURITIES	$0	$-	$-	$-	$0	$-	$-	$-	$0	$-
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information
The Funds use recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for foreign equity securities may be provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Funds calculate NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

Dynamic Fund 2012 Annual Report	49

Notes to Financial Statements
(Continued)

5.	Investment Advisory Fees and Other Transactions

The Funds have entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Funds.

As investment adviser to the Funds, DundeeWealth US has the ultimate responsibility over GCIC and is responsible for the investment performance of the Funds. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Funds’ total annual operating expenses from exceeding the expense caps shown below for the Class I shares of the Funds until March 13, 2012 (“Expense Limitation”). The Adviser may recapture any such waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made as long as Expense Limitations are maintained. The annual investment advisory fee rates paid and the expense caps are as follows:

	Management Fees	Net Total Annual Operating Expenses
Dynamic Canadian Equity Income Fund	0.95%	1.25%
Dynamic Contrarian Advantage Fund	0.85%	1.15%
Dynamic Discovery Fund	0.95%	1.25%
Dynamic Gold & Precious Metals Fund	0.95%	1.25%
Dynamic U.S. Growth Fund	0.75%	0.95%
Dynamic Energy Income Fund	0.95%	1.15%

Sub-advisory fees paid to GCIC under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Funds’ assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and GCIC provide a continuous investment program for the Funds’ portfolios, and oversee the administration of all aspects relating to the Funds’ business and affairs.

For its services as investment sub-adviser to the Funds, GCIC is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Funds and paid monthly. GCIC will be paid 0.45% on the first $150,000,000 and 0.75% on the balance of the average daily net assets for the Dynamic Canadian Equity Income Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, and the Dynamic Energy Income Fund. GCIC will be paid 0.35% on the first $150,000,000 and 0.65% on the balance of the average daily net assets for the Dynamic Contrarian Advantage Fund and 0.25% on the first $150,000,000 and 0.55% on the balance of the average daily net assets for the Dynamic U.S. Growth Fund.

For the year ended September 30, 2012, the Adviser reimbursed the Funds as follows: $105,638 for the Dynamic Canadian Equity Income Fund, $93,891 for the Dynamic Contrarian Advantage Fund, $94,995 for the Dynamic Discovery Fund, $126,398 for the Dynamic Gold & Precious Metals Fund, $141,276 for the Dynamic U.S. Growth Fund, and $128,285 for the Dynamic Energy Income Fund. The balances of recoverable expenses to the Adviser by Fund at September 30, 2012 were $332,105, $317,845, $320,771, $407,187, $416,372, and $381,229, respectively:

	For the year ended September 30, 2010, expiring September 30, 2013	For the year ended September 30, 2011, expiring September 30, 2014	For the year ended September 30, 2012, expiring September 30, 2015	Balance of Recoverable Expenses to the Adviser
Dynamic Canadian Equity Income Fund	$122,047	$104,420	$105,638	$332,105
Dynamic Contrarian Advantage Fund	$121,737	$102,217	$93,891	$317,845
Dynamic Discovery Fund	$120,079	$105,697	$94,995	$320,771
Dynamic Gold & Precious Metals Fund	$133,044	$147,745	$126,398	$407,187
Dynamic U.S. Growth Fund	$113,588	$161,508	$141,276	$416,372
Dynamic Energy Income Fund	$128,725	$124,219	$128,285	$381,229

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. Through April 9, 2012, Martin Dziura of Cipperman Compliance Services served as Chief Compliance Officer for the Trust. Mr. Dziura did not receive compensation for this position. However, Cipperman Compliance Services was compensated for the compliance services it provided to the Trust. For the period ended April 9, 2012, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund were allocated $193, $80, $103, $4,703, $5,894, and $3,706, respectively, in Chief Compliance Officer fees. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

50	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

During the year ended September 30, 2012, the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, and Dynamic Energy Income Fund paid brokerage commissions on security trades of $13, $4, $5, $18,685, and $64, respectively, to Dundee Securities, Inc., an affiliate of DundeeWealth US.

6.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Funds. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month for each Fund. Pursuant to a general release and payment agreement, BNYMIS agreed to a reduction of its transfer agency fees through December 30, 2013 in consideration of the Trust’s agreement to release BNYMIS from certain potential claims relating to the misallocation of short-term trading redemption credits among the Funds.

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

7.	Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2012 was as follows:

	Dynamic Canadian Equity Income Fund Year Ended September 30,		Dynamic Contrarian Advantage Fund Year Ended September 30,		Dynamic Discovery Fund Year Ended September 30,
	2012	2011	2012	2011	2012	2011
Distribution paid from:
Ordinary Income (inclusive of short-term capital gains)	$122,147	$64,989	$-	$25,685	$-	$36,031
Net long-term capital gains	84,722	31,835	76,809	47,710	163,628	16,650
Total distributions paid	$206,869	$96,824	$76,809	$73,395	$163,628	$52,681

	Dynamic Gold & Precious Metals Fund Year Ended September 30,		Dynamic U.S. Growth Fund Year Ended September 30,		Dynamic Energy Income Fund Year Ended September 30,
	2012	2011	2012	2011	2012	2011

Ordinary Income	$3,397,895	$232,638	$1,229,248	$328,667	$908,714	$241,377
Net long-term capital gains	198,725	108,068	-	-	417,747	15,000
Total distributions paid	$3,596,620	$340,706	$1,229,248	$328,667	$1,326,461	$256,377

8.	Investment Transactions

Investment transactions for the year ended September 30, 2012, excluding temporary short-term investments for the Fund, were as follows:

	Purchases	Sales
Dynamic Canadian Equity Income Fund	$5,836,241	$806,116
Dynamic Contrarian Advantage Fund	728,967	450,103
Dynamic Discovery Fund	808,821	499,432
Dynamic Gold & Precious Metals Fund	26,840,768	28,285,203
Dynamic U.S. Growth Fund	156,284,724	157,130,032
Dynamic Energy Income Fund	21,831,156	24,581,077

Dynamic Fund 2012 Annual Report	51

Notes to Financial Statements
(Continued)

Written options activity for the Funds listed below for the year ended September 30, 2012 was as follows:

	Dynamic Canadian Equity Income Fund		Dynamic Contrarian Advantage Fund		Dynamic Discovery Fund		Dynamic Energy Income Fund
	Number of Contracts	Premiums	Number of Contracts	Premiums	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding at September 30, 2011	-	$-	14	$7,380	17	$9,065	-	$-
Options written	303	15,289	-	-	-	-	888	52,407
Options expired	(224)	(9,949)	-	-	-	-	(804)	(48,555)
Options outstanding at September 30, 2012	79	$5,340	14	$7,380	17	$9,065	84	$3,853

9.	Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of their taxable income, including any realized gain on investments, to their shareholders. In addition, by distributing in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to federal income or excise tax.

At September 30, 2012, the components of distributable accumulated earnings(losses) on a tax basis were as follows:

	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Gold Growth Fund	Dynamic Energy Income Fund
Undistributed ordinary income (inclusive of short-term capital gains)	$18,280	$2,089	$-	$2,298,673	$-	$798,987
Undistributed long-term capital gains	-	-	-	-	-	-
Capital loss carryforwards	(21,227)	(10,928)	(22,136)	(18,148)	(736,913)	-
Unrealized appreciation/depreciation*	470,370	76,976	76,554	(3,535,748)	6,728,713	(832,201)
Qualified late year loss deferral**
Ordinary Loss Deferral	-	-	-	-	(258,037)	-
Short Term Capital Loss Deferral	(1,891)	(7,916)	(12,717)	(3,671,172)	(1,288,098)	-
Long Term Capital Loss Deferral	(26,432)	-	-	(6,595,054)	-	(1,206,610)
Total accumulated earnings	$439,100	$60,221	$41,701	$(11,521,449)	$4,445,665	$(1,239,824)

*	Includes unrealized appreciation/depreciation on foreign currency
**
Qualified late year loss election relates to passive foreign investment companies, foreign currency, and capital losses on securities realized after October 31 and prior to the Fund’s tax year end and certain ordinary losses incurred after December 31 and before the Fund’s tax year end as if each occurred on the first day of the subsequent tax year.

At September 30, 2012, the Funds had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Funds will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2012:

Expiring in Fiscal Year	Dynamic Canadian Equity Income Fund	Dynamic Contrarian Advantage Fund	Dynamic Discovery Fund	Dynamic Gold & Precious Metals Fund	Dynamic U.S. Growth Fund	Dynamic Energy Income Fund
Short-Term (Post-Effective With No Expiration)	$11,213	$9,506	$11,227	$18,148	$736,913	$-
Long-Term (Post-Effective With No Expiration)	10,014	1,422	10,909	-	-	-

52	Dynamic Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to mark-to-market adjustments on investments in passive foreign investment companies, basis adjustment on investments in partnership, and adjustments on Canadian Royalty Trust (Dynamic Canadian Equity Income Fund), deferral of losses on wash sales (Dynamic Contrarian Advantage Fund), deferral of losses on wash sales (Dynamic Discovery Fund), deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies, (Dynamic Gold & Precious Metals Fund), deferral of losses on wash sales (Dynamic U.S. Growth Fund), and deferral of losses of wash sales and basis adjustments on investments in partnerships (Dynamic Energy Income Fund)

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statements of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

10.  Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses and reclassifications of distributions on investments in real estate investment trusts (Dynamic Canadian Equity Income Fund and Dynamic Contrarian Advantage Fund), tax treatment of currency gains and losses, reclassifications from capital gains to ordinary income and capital gains on passive foreign investment companies to ordinary income, and write-offs of net operating loss (Dynamic Discovery Fund), tax treatment of currency gains and losses, reclassifications from capital gains to ordinary income and capital gains on passive foreign investment companies to ordinary income (Dynamic Gold & Precious Metals Fund), write-offs of current year net operating loss (Dynamic U.S. Growth Fund), and reclassifications from tax treatment of currency gains and losses, redesignation of dividends paid, and basis adjustments on investments in partnerships (Dynamic Energy Income Fund). These reclassifications have no effect on net assets or NAV per share. As of September 30, 2012, the reclassifications by Fund were as follows:

	Decrease Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Dynamic Canadian Equity Income Fund	$-	$(7,253)	$7,253
Dynamic Contrarian Advantage Fund	-	(672)	672
Dynamic Discovery Fund	(2,816)	3,808	(992)
Dynamic Gold & Precious Metals Fund	-	773,605	(773,605)
Dynamic U.S. Growth Fund	(123,356)	123,348	8
Dynamic Energy Income Fund	-	(78,129)	78,129

11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

12. Subsequent Events

On December 1, 2012, a reduction in the annual management fees for (i) Dynamic Energy Income Fund from 0.95% to 0.90% of average daily net assets, (ii) Dynamic Canadian Equity Income Fund from 0.95% to 0.89% of average daily net assets and (iii) Dynamic U.S. Growth Fund from 0.75% to 0.65% of average daily net assets will be effective.

Effective December 1, 2012, Class I Shares of the Funds will be offered with a shareholder servicing fee (the “Shareholder Servicing Fee”) equal to ten (10) basis points. Effective December 1, 2012, the minimum initial investment for Class I Shares of the Funds will be increased to $25,000. In addition, the minimum balance requirement for Class I Shares will be increased to $25,000.  However, Class I shareholders as of November 30, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemption unless account balances drop below $10,000.  While current Class I shareholders of the Funds will be grandfathered at current minimums, these account balances will be subject to the Shareholder Servicing Fee effective December 1, 2012.

Dynamic Fund 2012 Annual Report	53

The minimum initial investment for Class II shares of the Funds will be lowered to $2,000 effective December 1, 2012.

On November 14, 2012, the Board approved an extension of the Funds’ Expense Limitation Agreement until January 31, 2014.

Management has evaluated the impact on the Funds of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

54	Dynamic Fund 2012 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
DundeeWealth Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund and Dynamic Energy Income Fund, six of the funds comprising DundeeWealth Funds (the “Funds”), as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods ended September 30, 2010, were audited by other auditors. Those auditors also expressed an unqualified opinion on those financial highlights in their report dated November 26, 2010. The financial highlights for the years or periods ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 28, 2012

Dynamic Fund 2012 Annual Report	55

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	12	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	12	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	12	Advaxis, Inc.
			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	12	None

			Crosswind Investments LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

56	Dynamic Fund 2012 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner and Chief Compliance Officer

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Dynamic Fund 2012 Annual Report	57

Additional Fund Information

September 30, 2012
(Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

					Foreign Tax Credit (e)
	Qualified	Qualified	Dividends	Qualified	Foreign
	Interest	Dividend	Received	Short-Term	Source	Foreign
	Income (a)	Income (b)	Deduction (c)	Gain (d)	Income	Tax Paid
Dynamic Canadian Equity Income Fund	0.04%	89.48%	5.88%	25.92%	$155,866	$29,010
Dynamic Contrarian Advantage Fund	-	-	-	-	-	-
Dynamic Discovery Fund	-	-	-	-	-	-
Dynamic Gold & Precious Metals Fund	0.04%	2.41%	-	47.11%	-	-
Dynamic U.S. Growth Fund	-	3.33%	4.03%	100.00%	-	-
Dynamic Energy Income Fund	0.08%	85.38%	1.17%	10.64%	1,668,291	250,435

(a)	The ordinary distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.
(b)	The distributions paid by each Fund from ordinary income which qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.
(c)	The ordinary income distribution which qualifies for the dividends received deduction available to corporations.
(d)	The ordinary income distribution that is qualified short-term gain, pursuant to the American Job Creation Act of 2004.
(e)	The Funds intend to elect to pass through the foreign taxes paid for the year ended September 30, 2012.

Proxy Voting Information

A description of the Funds' policies and procedures with respect to the voting of proxies relating to the Funds' securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Funds' Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Funds' website at http://www.dundeewealthus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Funds' complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

58	Dynamic Fund 2012 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.dundeewealthus.com

Dynamic Fund 2012 Annual Report	59

Additional Fund Information
(Unaudited) (Continued)

What we do
How does DundeeWealth Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	▪	DundeeWealth Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	DundeeWealth Funds doesn’t jointly market.

60	Dynamic Fund 2012 Annual Report

This page is left blank intentionally.

Annual Report

September 30, 2012

JOHCM International Select Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

7	Financial Statements

12	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Interested and Independent Trustees of the Trust

20	Officers of the Trust

21	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the Fund, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

JOHCM International Select Fund 2012 Annual Report

Letter to Shareholders

September 30, 2012
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the JOHCM International Select Fund (“Fund”). In this report, you will find important financial information about the Fund, as well as discussion of investment performance and a complete list of portfolio holdings.

During the fiscal year ended September 30, 2012, investors continued to face unprecedented volatility and uncertainty in world financial markets, driven by intermediate and long-term fiscal concerns in the United States, continued economic vulnerability in the Eurozone and slowing growth patterns in China and other emerging markets nations. These issues weighed heavily on the fragile economic recovery and threaten to tip the U.S. back into a recessionary environment.

DundeeWealth US, LP, the investment adviser to the Fund, is a member of the Scotiabank group of companies, operating within Scotiabank’s Global Wealth Management division. Scotiabank is a leading multinational financial services provider and Canada’s most international bank. Through our team of more than 75,000 employees, Scotiabank and our affiliates offer a broad range of financial products and services to over 19 million customers in more than 55 countries. At the heart of Scotiabank’s strength is a straightforward, sustainable and proven business model that benefits our customers and shareholders, and has stood the test of time. It has seen us through many crises over the years, including the most recent financial crisis, during which we were recognized as one of the safest banks in the world.

The DundeeWealth Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our portfolio managers focus on active management and seek to build high conviction portfolios of the most attractive investment opportunities within their respective mandates. We believe that the expertise and perspective of our managers combined with our corporate strength and stability allows us to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Fund. We appreciate the opportunity to help you meet your longterm investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

JOHCM International Select Fund 2012 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the JOHCM International Select Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expense Ratio(1)	Expenses Paid During the Period 4/01/12 to 9/30/12(2)

JOHCM International Select Fund
Actual Fund Return
Class I	$1,000.00	$979.70	1.09%	$5.37
Class II	$1,000.00	$978.40	1.34%	$6.59
Hypothetical 5% Return
Class I	$1,000.00	$1,019.44	1.09%	$5.47
Class II	$1,000.00	$1,018.20	1.34%	$6.72

(1)	Annualized, based on the Fund’s expenses for the period after fee waiver and/or expense reimbursements.
(2)
Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days), then divided by 366.

2	JOHCM International Select Fund 2012 Annual Report

Performance

JOHCM International Select Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012
	Class I		Class II
1 year	17.87%		17.53
Since Inception	9.35	%(1)	7.14	(2)

(1)	The Inception date of Class I was July 30, 2009.
(2)	The Inception date of Class II was March 31, 2010.

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on July 29, 2009, the Fund began investing consistent with its investment objective on July 30, 2009.

***
The performance of the Fund’s other classes may be greater or less than Class I Shares’ performance indicated on this chart, depending on whether different fees were incurred by shareholders investing in other classes.

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Morgan Stanley Capital International EAFE Index (Europe, Australasia, and the Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratios for Class I and Class II at September 30, 2012 are 1.09% and 1.34%, respectively.

In the Fund’s current prospectus, the Fund’s gross expense ratios for Class I and Class II are 1.42% and 1.67%, respectively.

JOHCM International Select Fund 2012 Annual Report	3

Investment Review

JOHCM International Select Fund
September 30, 2012 (Unaudited)

Investment Philosophy and Process

JO Hambro Capital Management Ltd. (“JOHCM”) serves as the sub-adviser to the Fund. JOHCM was founded in 1993 and on October 26, 2011 was acquired by BT Investment Management. JOHCM’s origins in the mid 1990s were in managing an activist equity product. In 2001, JOHCM set up its first long only OEIC products (UK Growth and Continental European). In conjunction with joint venture partners, JOHCM also manages specialist property assets, mostly through listed entities.

The Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund’s management team believes they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s management team seeks to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

JOHCM International Select Fund Performance Review

For the fiscal year ended September 30, 2012, Class I Shares of the Fund returned 17.87% versus a return of 14.33% for its benchmark, the MSCI EAFE Index, for the same period. For the three year period ended September 30, 2012, the Fund returned 8.14% versus a return of 2.59% for its benchmark for the same period. Since the inception of the Fund on July 30, 2009 through September 30, 2012, the Fund returned 9.35% versus a return of 5.77% achieved by the MSCI EAFE Index.

The primary driver of the Fund’s outperformance during the fiscal year was positive security selection. A positive selection effect in the Materials, Telecommunication Services and Industrials sectors led the Fund’s outperformance and also helped offset a negative selection effect in the Financials sector. The decision to overweight the Information Technology sector hurt relative performance during the period; however, strong stock selection within this sector more than offset the allocation impact. Intermediate Capital Group PLC, Seadrill LTD, Valeant Pharmaceuticals International Inc., Experian PLC and Henkel AG & Co. KGaA were the five largest individual contributors to the Fund’s relative performance during the fiscal year. Investments in DeNA Co. Ltd., Iluka Resources Ltd., Man Group Plc, Trican Well Service Ltd., and Zhaojin Mining Industry Co. Ltd. were the five largest individual detractors on a relative basis.

The Fund’s management team continues to adhere to its distinctive “4-Dimensional” global investment process, which focuses research on the company-specific, sector or country factors that it believes will drive each stock and then anticipates how these relationships will change over time. The Fund invests in a limited number of securities, ensuring that each holding remains a high conviction idea. Positions are equally weighted, as a risk control measure, to protect against over confidence bias and over concentration in individual stocks. The Fund’s sell discipline will trim winners back to equally weighted positions and remove losers to make room for new higher conviction stocks.

Portfolio holdings are subject to change at any time.

4	JOHCM International Select Fund 2012 Annual Report

Schedule of Investments

JOHCM International Select Fund
September 30, 2012

	Number of Shares	Market Value

COMMON STOCKS - 97.3%
Bermuda - 5.0%
Jardine Matheson Holdings, Ltd. †	95,200	$5,409,101
Seadrill, Ltd. †	134,210	5,252,511
		10,661,612

Canada - 7.4%
Poseidon Concepts Corp.	352,501	5,238,571
Valeant Pharmaceuticals International, Inc. *	93,589	5,165,435
Yamana Gold, Inc.	277,661	5,304,113
		15,708,119

Germany - 24.4%
Adidas AG †	61,151	5,021,912
Brenntag AG †	42,176	5,405,904
Dialog Semiconductor plc * †	256,166	5,000,172
GEA Group AG †	172,003	5,211,733
Henkel AG & Co. KGaA †	80,836	5,276,463
Hugo Boss AG * †	50,848	4,479,155
Kabel Deutschland Holding AG * †	73,119	5,224,052
SAP AG †	75,489	5,353,028
Symrise AG †	164,543	5,574,776
Wirecard AG †	224,851	5,165,234
		51,712,429

Hong Kong - 2.2%
First Pacific Co., Ltd. †	4,293,000	4,659,252

Indonesia - 2.6%
PT Bank Rakyat Indonesia Persero Tbk †	7,115,378	5,510,353

Ireland - 5.0%
Experian plc †	320,554	5,334,228
WPP plc †	385,806	5,253,058
		10,587,286

Israel - 2.3%
Check Point Software Technologies, Ltd. *	100,423	4,836,372

Italy - 2.3%
Tod’s SpA †	44,217	4,791,251

Japan - 12.5%
Dena Co., Ltd. †	147,900	4,868,568
Hitachi High-Technologies Corp. †	213,073	5,137,123
Japan Securities Finance Co., Ltd. †	1,128,422	5,172,517
Osaka Securities Exchange Co., Ltd. †	102	443,501
Softbank Corp. †	137,000	5,545,137
Sysmex Corp. †	107,990	5,180,180
		26,347,026

	Number of Shares	Market Value

Netherlands - 7.3%
Chicago Bridge & Iron Co. NV	129,971	$4,950,595
LyondellBasell Industries NV, Class A	102,054	5,272,110
NXP Semiconductors NV *	212,756	5,321,028
		15,543,733

Qatar - 2.2%
Industries Qatar QSC †	119,059	4,580,696

Singapore - 5.0%
Avago Technologies, Ltd.	152,890	5,330,510
Keppel Corp., Ltd. †	573,000	5,294,930
		10,625,440

Sweden - 2.4%
Hexagon AB †	237,039	5,101,204

United Kingdom - 11.9%
3i Group plc †	1,457,082	5,255,651
Imagination Technologies
Group plc * †	580,855	4,469,563
Intermediate Capital Group plc †	1,030,649	4,980,748
The Sage Group plc †	1,027,187	5,209,517
The Weir Group plc †	180,472	5,168,630
		25,084,109

United States - 4.8%
iShares MSCI EAFE Index Fund	92,293	4,891,529
Virgin Media, Inc.	175,432	5,164,718
		10,056,247

Total Common Stocks (Cost $191,551,958)		205,805,129

	Principal Amount
SHORT-TERM INVESTMENTS - 2.3%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$4,835,636	4,835,636
Total Short-Term Investments (Cost $4,835,636)		4,835,636
Total Investments - 99.6% (Cost $196,387,594)***		210,640,765
Other Assets Less Liabilities - 0.4%		847,184
NET ASSETS - 100.0%		$211,487,949

JOHCM International Select Fund 2012 Annual Report	5

Schedule of Investments
(Continued)

JOHCM International Select Fund
September 30, 2012

†	Fair valued security. The aggregate value of fair valued securities is $154,330,148 comprising 72.97% of net assets, which were valued pursuant to guidelines established by the Board of Trustees.
*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $197,059,838 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,441,762
Gross unrealized depreciation	(3,860,835)
Net unrealized appreciation	$13,580,927

Sector Allocation (Unaudited)	% of Net Assets
Information Technology	26.4%
Industrials	19.6
Consumer Discretionary	14.1
Financials	12.3
Materials	7.6
Energy	5.0
Health Care	4.9
Telecommunication Services	2.6
Consumer Staples	2.5
Exchange-Traded Funds	2.3
Short-term Investments and other	2.7
100.0%

See Notes to Financial Statements

6	JOHCM International Select Fund 2012 Annual Report

Statement of Assets and Liabilities

JOHCM International Select Fund
September 30, 2012

Assets:
Investments, at market value (cost $196,387,594) (Note 2 and Note 3)	$210,640,765
Foreign currency (cost $289,210)	292,432
Receivable from investments sold	341,980
Receivable from Fund shares sold	414,852
Dividends receivable	325,517
Other prepaid expenses	23,380
Total assets	212,038,926

Liabilities:
Payable for investments purchased	83,529
Payable for Fund shares redeemed	204,000
Investment advisory fees payable (Note 5)	140,823
Custodian fees payable (Note 7)	28,918
Administration and accounting fees payable (Note 7)	27,143
Legal and audit fees payable	26,552
Transfer agent fees payable (Note 7)	8,227
Chief Compliance Officer fees payable (Note 5)	2,804
Shareholder servicing fees (Note 6)	2,581
Other accrued expenses	26,400
Total liabilities	550,977

Net Assets	$211,487,949

Net Assets consist of:
Paid-in capital	$207,203,664
Accumulated net investment income	960,374
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(10,930,102)
Net unrealized appreciation on investments	14,253,171
Net unrealized appreciation on foreign currency translations	842

Net Assets	$211,487,949

Shares of Beneficial Interest, each at $0.001 par value:
Class I:
Net Assets	$197,691,005
Shares outstanding (Unlimited number of shares authorized)	15,140,374
Net asset value, offering, and redemption price per share* (Note 2)	$13.06
Class II:
Net Assets	$13,796,944
Shares outstanding (Unlimited number of shares authorized)	1,052,161
Net asset value, offering, and redemption price per share* (Note 2)	$13.11

*Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

JOHCM International Select Fund 2012 Annual Report	7

Statement of Operations

JOHCM International Select Fund
For the Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $188,085)	$3,248,616
Interest	3,603
Total investment income	3,252,219

Expenses:
Investment advisory fees (Note 5)	1,251,495
Shareholder servicing fees - Class II (Note 6)	22,675
Administration and accounting fees (Note 7)	157,268
Custodian fees (Note 7)	92,809
Legal fees	79,617
Transfer agent fees (Note 7)	51,290
Registration and filing fees	47,780
Trustees’ fees and expenses (Note 5)	37,061
Audit fees	31,806
Chief Compliance Officer fees (Note 5)	30,534
Printing fees	30,145
Insurance expense	18,068
Other	23,526
Subtotal	1,874,074
Fees waived and reimbursed by Adviser (Note 5)	(246,540)
Total net expenses	1,627,534

Net Investment Income	1,624,685

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on investments	(9,751,382)
Net realized loss on foreign currency transactions	(370,804)
Net realized loss on investments and foreign currency transactions	(10,122,186)
Net change in unrealized appreciation:
on investments	26,570,066
on foreign currency translations	30,964
Net change in unrealized appreciation on investments and foreign currency translations	26,601,030

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	16,478,844
Net Decrease in Net Assets Resulting from Operations	$18,103,529

See Notes to Financial Statements

8	JOHCM International Select Fund 2012 Annual Report

Statement of Changes in Net Assets

JOHCM International Select Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Operations:
Net investment income	$1,624,685	$760,402
Net realized loss on investments and foreign currency transactions	(10,122,186)	(1,302,774)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	26,601,030	(16,525,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,103,529	(17,068,167)

Distributions to Shareholders from:
Net investment income
Class I	(686,826)	(373,409)
Class II	(23,280)	-
	(710,106)	(373,409)
Net realized capital gains
Class I	(33,129)	(150,629)
Class II	(1,567)	(840)
	(34,696)	(151,469)
Total distributions to shareholders	(744,802)	(524,878)

Shares of Beneficial Interest Transactions:
Shares sold
Class I	122,887,591	98,051,260
Class II	10,881,912	5,568,503
	133,769,503	103,619,763
Shares issued as reinvestment of distributions
Class I	652,260	524,038
Class II	24,847	840
	677,107	524,878
Shares redeemed
Class I	(37,296,082)	(21,310,709)
Class II	(1,647,660)	(3,312,893)
	(38,943,742)	(24,623,602)
Net increase in net assets from shares of beneficial interest transactions	95,502,868	79,521,039
Redemption fees*	9,556	6,466
Net increase in net assets	112,871,151	61,934,460
Net Assets:
Beginning of year	98,616,798	36,682,338
End of year	$211,487,949	$98,616,798
Accumulated net investment income	$960,374	$416,664

Shares of Beneficial Interest Transactions:
Shares sold
Class I	9,748,035	7,216,513
Class II	814,936	403,425
	10,562,971	7,619,938
Shares issued as reinvestment of distributions
Class I	55,988	38,732
Class II	2,120	62
	58,108	38,794
Shares redeemed
Class I	(3,125,484)	(1,611,423)
Class II	(131,888)	(254,421)
	(3,257,372)	(1,865,844)
Net Increase in shares outstanding	7,363,707	5,792,888

*Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

JOHCM International Select Fund 2012 Annual Report	9

Financial Highlights

JOHCM International Select Fund
For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/12 Class I		For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Period Ended 9/30/09 (4) Class I
Net asset value, beginning of period	$11.17		$12.08	$10.50	$10.00

Income from Investment Operations:

Net investment income (1)	0.14		0.11	0.15	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.84		(0.92)	1.44	0.46
Total from investment operations	1.98		(0.81)	1.59	0.50

Distributions:

Dividends from net investment income	(0.09)		(0.07)	(0.01)	-
Distributions from realized capital gains	(0.00	)(3)	(0.03)	-	-
Total distributions	(0.09)		(0.10)	(0.01)	-

Redemption fees added to paid-in capital(1)	0.00	(3)	0.00 (3)	0.00 (3)	-

Net asset value, end of period	$13.06		$11.17	$12.08	$10.50

Total return	17.87%		(6.86)%	15.18%	5.00	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$197,691		$94,501	$34,051	$13,080
Operating expenses:
Before expense reimbursement/waiver	1.26%		1.42%	2.40%	4.19	%(6)
After expense reimbursement/waiver	1.09%		1.09%	1.09%	1.09	%(6)
Net investment income:
After expense reimbursement/waiver	1.10%		0.84%	1.43%	2.19	%(6)
Portfolio turnover rate(2)	50.69%		83.25%	79.52%	41.71	%(5)

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(3)	Amount represents less than $0.005 per share.
(4)	Class I Shares commenced investment operations on July 29, 2009.
(5)	Non-annualized.
(6)	Annualized.

See Notes to Financial Statements

10	JOHCM International Select Fund 2012 Annual Report

Financial Highlights

JOHCM International Select Fund
For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/12 Class II		For the Year Ended 9/30/11 Class II	For the Period Ended 9/30/10(4) Class II
Net asset value, beginning of period	$11.22		$12.07	$11.12

Income from Investment Operations:

Net investment income (1)	0.14		0.07	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.81		(0.89)	0.84
Total from investment operations	1.95		(0.82)	0.95

Distributions:

Dividends from net investment income	(0.06)		-	-
Distributions from realized capital gains	(0.00	)(3)	(0.03)	-
Total distributions	(0.06)		(0.03)	-

Redemption fees added to paid-in capital(1)	0.00	(3)	0.00 (3)	0.00	(3)

Net asset value, end of period	$13.11		$11.22	$12.07

Total return	17.53%		(6.85)%	8.54	%(5)

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$13,797		$4,116	$2,631
Operating expenses:
Before expense reimbursement/waiver	1.51%		1.67%	2.65	%(6)
After expense reimbursement/waiver	1.34%		1.34%	1.34	%(6)
Net investment income:
After expense reimbursement/waiver	1.12%		0.54%	2.12	%(6)
Portfolio turnover rate(2)	50.69%		83.25%	79.52	%(5)

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(3)	Amount represents less than $0.005 per share.
(4)	Class II Shares commenced investment operations on March 31, 2010.
(5)	Non-annualized.
(6)	Annualized.

See Notes to Financial Statements

JOHCM International Select Fund 2012 Annual Report	11

Notes to Financial Statements
September 30, 2012

1.	Organization

The JOHCM International Select Fund (the “Fund”) is a separate series of the DundeeWealth Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and to offer two classes of shares: Class I Shares and Class II Shares. The accompanying financial statements and financial highlights are those of the Fund, which commenced investment operations on July 29, 2009. Class II Shares of the Fund commenced operations as of March 31, 2010. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in equity securities of foreign companies of any size, including small and mid capitalization companies, and in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies headquartered outside of the United States of America (“U.S.”).

It is expected that a significant portion of the Fund’s shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

Foreign Issuers Risks

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates - The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If JO Hambro Capital Management Ltd.’s (the “Sub-Adviser” or “JO Hambro”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

12	JOHCM International Select Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives when investing in various derivative financial instruments, as described below:

Futures and Options on Futures - The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2012, the Fund had no investments in futures contracts or options on futures.

Forward Foreign Currency Exchange Contracts - The Fund may engage in forward foreign currency exchange contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities, interest rates or foreign currencies.

During the year ended September 30, 2012, the Fund had no investments in forward foreign currency exchange contracts.

Options - The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

During the year ended September 30, 2012, the Fund had no investments in options.

Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates as provided by an appropriate pricing service. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

Security Transactions and Related Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses - Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share - The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders - The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees - The Fund no longer imposes a redemption fee. Prior to February 1, 2012, the Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JOHCM International Select Fund 2012 Annual Report	13

Notes to Financial Statements
(Continued)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2012, is as follows:

Level 1: Quoted Prices

Common Stocks Market Value:
Canada	$15,708,119
Israel	4,836,372
Netherlands	15,543,733
Singapore	5,330,510
United States	10,056,247
Short-term Investments Market Value	4,835,636
Total Level 1 Market Value of Investments	$56,310,617

Level 2: Other Significant Observable Inputs

Common Stocks Market Value:
Bermuda	$10,661,612
Germany	51,712,429
Hong Kong	4,659,252
Indonesia	5,510,353
Ireland	10,587,286
Italy	4,791,251
Japan	26,347,026
Qatar	4,580,696
Singapore	5,294,930
Sweden	5,101,204
United Kingdom	25,084,109
Total Level 2 Market Value of Investments	$154,330,148
Total Market Value of Investments	$210,640,765

For the year ended September 30, 2012, Canadian securities were reclassified as Level 1 since Canadian securities are only fair valued on days when the Canadian securities markets are closed but the U.S. securities markets are open and as of 9/30/12 the markets were open. As a result, the market values of Level 2 investments at September 30, 2011 which were transferred out of Level 2 and into Level 1 at September 30, 2012 was $4,757,869.

There were no Level 3 investments held at September 30, 2012 or September 30, 2011.

To adjust for the time difference between local market close and the calculation of the NAV, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

Additional Information to Evaluate Quantitative Information

The Fund uses recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with DundeeWealth US, LP (“DundeeWealth US” or the “Adviser”) – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for foreign equity securities may be provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

DundeeWealth US reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

14	JOHCM International Select Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

5.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.85% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over JO Hambro, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with JO Hambro, pursuant to which JO Hambro serves as sub-adviser to the Fund.

Sub-advisory fees paid to JO Hambro under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and JO Hambro provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, JO Hambro is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. JO Hambro will be paid 0.40% on the first $30,000,000; 0.58% on the next $70,000,000; 0.64% on the balance of the average daily net assets of the Fund.

On July 19, 2011, JO Hambro Capital Management Group Limited, the Sub-Adviser’s parent company, announced that BT Investment Management (“BTIM”) had agreed to acquire the Sub-Adviser (the “Transaction”). The Transaction occurred on October 26, 2011. The Transaction constituted an assignment, automatically terminating the Sub-Advisory Agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). In anticipation of the Transaction, the Board of Trustees approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) and a new sub-advisory agreement (the “New Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement became effective upon the closing of the Transaction and provided that, during the interim period between the date of the Transaction and until shareholder approval of the New Sub-Advisory Agreement, the Sub-Adviser could continue to act as sub-adviser to the Fund on substantially the same terms and with the same fee structure as the Sub-Advisory Agreement, except that the compensation earned by the Sub-Adviser was held in an interest bearing escrow account until shareholder approval of the New Sub-Advisory Agreement. Shareholder approval of the New Sub-Advisory Agreement was obtained on December 19, 2011.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 1.09% for Class I Shares and 1.34% for Class II Shares until January 31, 2013 (“Expense Limitation”). DundeeWealth US may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement is made, as long as the Expense Limitation is maintained. For the year ended September 30, 2012, DundeeWealth US reimbursed the Fund $246,540. The balance of recoverable expenses to DundeeWealth US at September 30, 2012 was $845,874.

For the year ended September 30, 2010, expiring September 30, 2013	$301,521
For the year ended September 30, 2011, expiring September 30, 2014	297,813
For the year ended September 30, 2012, expiring September 30, 2015	246,540
Balances of Recoverable Expenses to the Adviser	$845,874

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. Through April 9, 2012, Martin Dziura of Cipperman Compliance Services served as Chief Compliance Officer for the Trust. Mr. Dziura did not receive compensation for this position. However, Cipperman Compliance Services was compensated for the compliance services it provided to the Trust. For the period ended April 9, 2012, the Fund was allocated $13,426 in Chief Compliance Officer fees related to Cipperman Compliance Services. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting, and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

6.	Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan (the “Service Plan”) that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services (“Service Providers”). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate of 0.25% of its Class II Shares’ average daily net assets, the annual limitation under the Service Plan.

7.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

JOHCM International Select Fund 2012 Annual Report	15

Notes to Financial Statements
(Continued)

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

8.	Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Distribution paid from:
Ordinary income (inclusive of short-term capital gains)	$744,802	$470,275
Long-term capital gain	-	54,603
Total distributions paid	$744,802	$524,878

9.	Investment Transactions

Investment transactions for the year ended September 30, 2012, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$166,608,838	$71,347,662

10.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2012, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$960,374
Capital loss carryforwards	(843,592)
Unrealized appreciation	13,581,769
Qualified late-year losses deferred	(9,414,266)
Total accumulated earnings	$4,284,285

At September 30, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Fund will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2012, the Fund deferred qualified late year losses of $9,414,266 of which $7,633,633 is short-term and $1,780,633 is long-term.

As of September 30, 2012, the Fund had a capital loss carryforward of $843,592 which is short-term in character and not subject to expiration.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, Dundee Wealth US will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

11.	Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of tax treatment of currency gains and losses. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2012, the reclassifications were as follows:

Decrease Accumulated Net Investment Income	Decrease Realized Loss
$ (370,869)	$ 370,869

12.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

16	JOHCM International Select Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

13.	Subsequent Events

Effective December 1, 2012, the minimum initial investment for Class I Shares of the Fund is increased to $25,000. However, Class I shareholders as of November 30, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemptions unless account balances drop below $10,000.

Effective December 1, 2012, the minimum initial investment for Class II Shares of the Fund is lowered to $2,000.

On November 14, 2012, the Trustees of the Trust approved an extension of the Fund’s Expense Limitation Agreement until January 31, 2014.

JOHCM International Select Fund 2012 Annual Report	17

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the JOHCM International Select Fund (the Fund), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the period ended September 30, 2009 were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

18	JOHCM International Select Fund 2012 Annual Report

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee
John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	12	None

Independent Trustees
Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	12	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	12	Advaxis, Inc.

			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	12	None

			Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

JOHCM International Select Fund 2012 Annual Report	19

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

20	JOHCM International Select Fund 2012 Annual Report

Additional Fund Information

September 30, 2012
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2012, 0.07% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2012, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Short-Term Capital Gain

For the year ended September 30, 2012, 4.65% of the ordinary income distribution qualifies for short-term gain, pursuant to The American Jobs Creation Act of 2004.

Dividends Received Deduction

For the year ended September 30, 2012, 1.67% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Foreign Tax Credit

The Fund intends to elect to pass through the foreign taxes paid for the year ended September 30, 2012. Accordingly, the following items are being designated in respect of that election:

Foreign Source Income: $3,258,835

Foreign Taxes Paid: $188,085

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund’s Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund’s website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2012 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JOHCM International Select Fund 2012 Annual Report	21

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.dundeewealthus.com

22	JOHCM International Select Fund 2012 Annual Report

Additional Fund Information
(Unaudited) (Continued)

What we do
How does DundeeWealth Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you

	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	▪	DundeeWealth Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	DundeeWealth Funds doesn’t jointly market.

JOHCM International Select Fund 2012 Annual Report	23

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Annual Report

September 30, 2012

Mount Lucas U.S. Focused Equity Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Interested and Independent Trustees of the Trust

17	Officers of the Trust

18	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the Fund, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Letter to Shareholders

September 30, 2012
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund (“Fund”). In this report, you will find important financial information about the Fund, as well as discussion of investment performance and a complete list of portfolio holdings.

During the fiscal year ended September 30, 2012, investors continued to face unprecedented volatility and uncertainty in world financial markets, driven by intermediate and long-term fiscal concerns in the United States, continued economic vulnerability in the Eurozone and slowing growth patterns in China and other emerging markets nations. These issues weighed heavily on the fragile economic recovery and threaten to tip the U.S. back into a recessionary environment.

DundeeWealth US, LP, the investment adviser to the Fund, is a member of the Scotiabank group of companies, operating within Scotiabank’s Global Wealth Management division. Scotiabank is a leading multinational financial services provider and Canada’s most international bank. Through our team of more than 75,000 employees, Scotiabank and our affiliates offer a broad range of financial products and services to over 19 million customers in more than 55 countries. At the heart of Scotiabank’s strength is a straightforward, sustainable and proven business model that benefits our customers and shareholders, and has stood the test of time. It has seen us through many crises over the years, including the most recent financial crisis, during which we were recognized as one of the safest banks in the world.

The DundeeWealth Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our portfolio managers focus on active management and seek to build high conviction portfolios of the most attractive investment opportunities within their respective mandates. We believe that the expertise and perspective of our managers combined with our corporate strength and stability allows us to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Fund. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Mount Lucas U.S. Focused Equity Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Expense Ratio(1)	Expenses Paid During the Period 04/01/12 to 09/30/12(2)

Mount Lucas U.S. Focused Equity Fund - Class I
Actual Fund Return	$1,000.00	$981.99	0.95%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77

(1)	Annualized, based on the Fund’s expenses for the period after fee waiver.
(2)
Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days), then divided by 366.

2	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Performance

Mount Lucas U.S. Focused Equity Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012
Class I
1 year	25.38%
Since Inception (10/01/07)	(1.27)%

Growth of a $10,000 investment since Fund inception

Class I

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on September 28, 2007, the Fund began investing consistent with its investment objective on October 1, 2007.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and the possible loss of principal.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio at September 30, 2012 is 0.95%.

In the Fund’s current prospectus, the Fund’s gross expense ratio is 1.74%.

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	3

Investment Review

Mount Lucas U.S. Focused Equity Fund
September 30, 2012 (Unaudited)

Investment Philosophy and Process

Mount Lucas Management LP (“Mount Lucas”) was founded in 1986 to provide alternative asset investments to institutional investors and high net worth individuals. The firm emphasizes the advantages of diversification, liquidity, transparency, and risk control and has developed innovative investment strategies that incorporate these characteristics. Mount Lucas’s experienced investment professionals have extensive training in economic and financial analysis and in the development and use of quantitative investment methods.

Mount Lucas believes that a small number of factors can lead to consistent outperformance over time:

• Deep value stocks may be successful over the long term;

• Momentum tends to persist;

• Robust industry selection; and

• Consistent application of proven investment process.

Mount Lucas US Focused Equity Fund Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 25.38% versus a return of 30.20% for the S&P 500 Index, the Fund’s benchmark, and a return of 30.92% for the Russell 1000 Value Index, a secondary benchmark for the same period. For the three year period ended September 30, 2012, the Fund returned 11.62% versus a return of 13.20% for the S&P 500 Index and a return of 11.84% for the Russell 1000 Value Index for the same period. Since the inception of the Fund on October 1, 2007 through September 30, 2012, the Fund returned -1.27% versus a return of 0.79% achieved by the S&P 500 Index and a return of -1.18% for the Russell 1000 Value Index.

During the fiscal year, the Fund’s underperformance was primarily driven by negative security selection. The selection effect was most negative within the Consumer Discretionary, Financials and Health Care sectors. Allocation effect was also negative due to an underweight position in the Telecommunication Services sector, which performed well in the benchmark. The five largest individual detractors from relative performance were Aetna Inc., Safeway Inc., Apple Inc., J.C. Penney Co. Inc. and GameStop Corp. Cl A. The five largest contributors to the Fund’s relative performance included Valero Energy Corp., Whirlpool Corp., International Paper Co., Tesoro Corp. and Raytheon Co.

The Fund continues to adhere to a quantitatively-driven investment process that invests in what the portfolio management team believes is an optimal mix of value and momentum-oriented stocks. Sector and industry weights are a function of this quantitative bottom-up stock selection process and the Fund will continue to invest in a concentrated portfolio of 20 to 40 stocks. At the end of the period, the Fund held overweight positions in the Industrials, Financials and Consumer Discretionary sectors. The Fund also held underweight positions in the Information Technology, Health Care, Utilities and the Materials sectors versus the benchmark.

Portfolio holdings are subject to change at any time.

4	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Schedule of Investments

Mount Lucas U.S. Focused Equity Fund
September 30, 2012

	Number of Shares	Market Value

COMMON STOCKS - 97.9%
Consumer Discretionary - 18.8%
Chipotle Mexican Grill, Inc.*	665	$211,164
Dollar Tree, Inc.*	5,788	279,416
DR Horton, Inc.	13,077	269,909
GameStop Corp., Class A	44,856	941,976
The Gap, Inc.	6,936	248,170
The Home Depot, Inc.	4,380	264,421
Lennar Corp.	7,664	266,477
Macy’s, Inc.	6,948	261,384
O’Reilly Automotive, Inc.*	2,967	248,101
Pulte Homes, Inc.	18,153	281,371
Ross Stores, Inc.	3,589	231,849
VF Corp.	1,807	287,963
Whirlpool Corp.	13,171	1,092,008
		4,884,209

Consumer Staples - 8.9%
Dean Foods Co.*	15,124	247,277
Lorillard, Inc.	2,087	243,031
Safeway, Inc.	113,902	1,832,683
		2,322,991

Energy - 12.1%
ConocoPhillips	13,842	791,486
Marathon Petroleum Corp.	19,206	1,048,456
Phillips 66	6,796	315,131
Valero Energy Corp.	31,789	1,007,076
		3,162,149

Financials - 22.6%
The Allstate Corp.	26,658	1,055,923
Assurant, Inc.	24,786	924,518
MetLife, Inc.	27,253	939,138
Prudential Financial, Inc.	35,320	1,925,293
The Travelers Cos, Inc.	15,456	1,055,027
		5,899,899

Health Care - 5.7%
Aetna, Inc.	22,687	898,405
Biogen Idec, Inc.*	2,205	329,052
Intuitive Surgical, Inc.*	507	251,284
		1,478,741

Industrials - 22.0%
Engility Holdings, Inc.	2,553	47,103
Fastenal Co.	4,974	213,832
L-3 Communications Holdings, Inc.	15,454	1,108,206
Northrop Grumman Corp.	32,709	2,172,859
Raytheon Co.	38,370	2,193,229
		5,735,229

	Number of Shares	Market Value

Information Technology - 6.8%
Apple, Inc.	376	$250,890
Seagate Technology Plc	38,807	1,203,017
Visa, Inc., Class A	2,267	304,413
		1,758,320
Materials - 1.0%
The Sherwin-Williams Co.	1,738	258,806
		258,806

Total Common Stocks (Cost $25,025,633)		25,500,344

	Principal Amount
SHORT-TERM INVESTMENTS - 0.9%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$235,581	235,581
Total Short-Term Investments (Cost $235,581)		235,581
Total Investments - 98.8% (Cost $25,261,214)***		25,735,925
Other Assets Less Liabilities - 1.2%		323,814
NET ASSETS - 100.0%		$26,059,739

*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $25,324,648 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,192,029
Gross unrealized depreciation	(780,752)
Net unrealized appreciation	$411,277

Sector Allocation (Unaudited)	% of Net Assets
Financials	22.6%
Industrials	22.0
Consumer Discretionary	18.8
Energy	12.1
Consumer Staples	8.9
Information Technology	6.8
Health Care	5.7
Materials	1.0
Short-term Investments and other	2.1
100.0%

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	5

Statement of Assets and Liabilities

Mount Lucas U.S. Focused Equity Fund
September 30, 2012

Assets:
Investments, at market value (cost $25,261,214) (Note 2 and Note 3)	$25,735,925
Receivable from Fund shares sold	545,495
Dividends receivable	26,652
Prepaid expenses	15,449
Total assets	26,323,521

Liabilities:
Payable for investments purchased	230,453
Investment advisory fee payable (Note 5)	5,313
Custodian fees payable (Note 6)	6,981
Administration and accounting fees payable (Note 6)	6,782
Transfer agent fees payable (Note 6)	4,825
Chief Compliance Officer fees payable (Note 5)	345
Other accrued expenses	9,083
Total liabilities	263,782

Net Assets	$26,059,739

Net Assets consist of:
Paid-in capital	$25,663,822
Undistributed net investment income	193,964
Accumulated net realized loss on investments	(272,758)
Net unrealized appreciation on investments	474,711

Net Assets	$26,059,739

Shares Outstanding - Class I:
(Unlimited number of shares authorized, par value $0.001 per share)	2,986,832

Net asset value, offering, and redemption price per share* (Note 2)	$8.72

*Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

6	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Statement of Operations

Mount Lucas U.S. Focused Equity Fund
For the Year Ended September 30, 2012

Investment Income:
Dividends	$469,674
Interest	111
Total investment income	469,785

Expenses:
Investment advisory fees (Note 5)	143,792
Administration and accounting fees (Note 6)	42,545
Custodian fees (Note 6)	37,114
Transfer agent fees (Note 6)	28,064
Registration and filing fees	20,586
Audit fees	17,606
Printing fees	15,560
Legal fees	10,712
Trustees’ fees and expenses (Note 5)	4,958
Chief Compliance Officer fees (Note 5)	4,041
Insurance expense	3,358
Other	5,379
Subtotal	333,715
Fees waived and reimbursed by Adviser (Note 5)	(151,578)
Net expenses	182,137

Net Investment Income	287,648

Realized and Unrealized Gain on Investments:
Net realized gain on investments	630,178
Net change in unrealized appreciation on investments	3,479,817

Net Realized and Unrealized Gain on Investments	4,109,995
Net Increase in Net Assets Resulting from Operations	$4,397,643

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	7

Statement of Changes in Net Assets

Mount Lucas U.S. Focused Equity Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Operations:
Net investment income	$287,648	$300,981
Net realized gain on investments	630,178	859,309
Net change in unrealized appreciation/depreciation on investments	3,479,817	(3,472,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,397,643	(2,312,670)

Distributions to Shareholders from:
Net investment income	(332,398)	(100,712)
Total distributions to shareholders	(332,398)	(100,712)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	10,631,690	11,405,251
Shares issued as reinvestment of distributions	330,801	99,444
Shares redeemed	(5,993,096)	(1,930,184)
Net increase in net assets from shares of beneficial interest transactions	4,969,395	9,574,511
Adviser Contribution(1)	21,958	253,818
Redemption fees*	-	49
Net increase in net assets	9,056,598	7,414,996

Net Assets:
Beginning of period	17,003,141	9,588,145
End of period	$26,059,739	$17,003,141

Undistributed net investment income	$193,964	$239,116

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,277,620	1,368,072
Shares issued as reinvestment of distributions	41,402	11,496
Shares redeemed	(730,379)	(228,240)
Net increase in shares outstanding	588,643	1,151,328

(1)
During January 2012, management determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Fund receiving $21,958 and $253,818 of cash for short-term redemption fees for the year ended September 30, 2012 and 2011, respectively meant for other DundeeWealth Funds. The impact of such error was not considered material to any previously issued financial statements. DundeeWealth US, LP (“DundeeWealth US” or “Adviser”) and the Fund entered into an agreement dated January 30, 2012 (the “Agreement”) which stated that the Adviser agreed to (i) make shareholders of each series of DundeeWealth Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Fund to retain the amount of any overpayment of redemption fees. For the period ended September 30, 2011, 1.57% of the Fund’s total return consists of this capital contribution. Excluding this capital contribution, total return would have been (8.82)%.

*	Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

8	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Financial Highlights

Mount Lucas U.S. Focused Equity Fund
For a Fund Share Outstanding Throughout Each Period

	For the Year Ended 9/30/12 Class I		For the Year Ended 9/30/11 Class I		For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I
Net asset value, beginning of period	$7.09		$7.69		$6.49	$7.07	$10.00

Income from Investment Operations:

Net investment income(1)	0.12		0.14		0.07	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.66		(0.81)		1.19	(0.51)	(2.99)
Total from investment operations	1.78		(0.67)		1.26	(0.41)	(2.87)

Less Distributions:

Dividends from net investment income	(0.16)		(0.05)		(0.07)	(0.17)	(0.06)
Total distributions	(0.16)		(0.05)		(0.07)	(0.17)	(0.06)

Adviser Contribution	0.01		0.12		-	-	-
Redemption fees added to paid-in capital(1)	-		0.00	(2)	0.01	0.00 (2)	-

Net asset value, end of period	$8.72		$7.09		$7.69	$6.49	$7.07

Total return	25.38	%(3)	(7.25	)%(3)	19.60%	(5.16)%	(28.88)%

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of period (in 000’s)	$26,060		$17,003		$9,588	$3,827	$4,725
Operating expenses:
Before expense reimbursement/waiver	1.74%		1.74%		3.39%	7.91%	6.39%
After expense reimbursement/waiver	0.95%		0.95%		0.95%	0.95%	0.95%
Net investment income:
After expense reimbursement/waiver	1.50%		1.68%		0.95%	1.92%	1.41%
Portfolio turnover rate	118.67%		102.57%		120.20%	178.60%	89.99%

(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Amount represents less than $0.005.
(3)
Absent the Adviser Contribution per the Agreement between the Adviser and the Fund, as described in Note 5, total return would have been 25.23% and (8.82)% for the years ended September 30, 2012 and 2011, respectively.

See Notes to Financial Statements

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	9

Notes to Financial Statements
September 30, 2012

1.	Organization

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a separate series of the DundeeWealth Funds, (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2012, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on September 28, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and invests in large capitalization United States of America (“U.S.”) common stocks with value characteristics. Under normal market conditions, the Fund invests at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies. The Fund will typically hold between 20 and 40 stocks.

It is expected that a significant portion of the Fund’s shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

Non-Diversification Risks

The Fund has a non-diversified investment portfolio, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) and invests in a limited number of issuers. Therefore, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Mount Lucas Management L.P.’s (the “Sub-Adviser” or “Mount Lucas”) prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

10	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives when investing in various derivative financial instruments, as described below:

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2012, the Fund had no investments in futures contracts or options on futures.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

During the year ended September 30, 2012, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund no longer imposes a redemption fee. Prior to February 1, 2012, the Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2012, is as follows:

Level 1 – Quoted Prices*	$25,735,925
Total Market Value of Investments	$25,735,925

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012.

There were no Level 2 or 3 investments held at September 30, 2012 or September 30, 2011.

Additional Information to Evaluate Quantitative Information

The Fund uses recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with DundeeWealth US, LP (“DundeeWealth US” or the “Adviser”) – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for foreign equity securities may be provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	11

Notes to Financial Statements
(Continued)

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

5.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over Mount Lucas, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with

Mount Lucas, pursuant to which Mount Lucas serves as sub-adviser to the Fund.

Sub-advisory fees paid to Mount Lucas under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Mount Lucas provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Mount Lucas is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Mount Lucas will be paid 0.25% on the first $200,000,000 and 0.60% on the balance of the average daily net assets of the Fund.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.95% for the Class I shares of the Fund until January 31, 2013 (“Expense Limitation”). The Trust has agreed, commencing September 27, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2012, DundeeWealth US reimbursed the Fund $151,578. The balance of recoverable expenses to DundeeWealth US at September 30, 2012 was $293,690.

For the year ended September 30, 2010, expiring September 30, 2013	$1,456
For the year ended September 30, 2011, expiring September 30, 2014	140,656
For the year ended September 30, 2012, expiring September 30, 2015	151,578
Balances of Recoverable Expenses to the Adviser	$293,690

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. Through April 9, 2012, Martin Dziura of Cipperman Compliance Services served as Chief Compliance Officer for the Trust. Mr. Dziura did not receive compensation for this position. However, Cipperman Compliance Services was compensated for the compliance services it provided to the Trust. For the period ended April 9, 2012, the Fund was allocated $2,079 in Chief Compliance Officer fees related to Cipperman Compliance Services. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

12	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

During January 2012, management determined that an error in the transacting and recording of short-term redemption fees had occurred, resulting in the Fund receiving $21,958 and $253,818 of cash for short-term redemption fees for the years ended September 30, 2012 and 2011, respectively, meant for other DundeeWealth Funds. The impact of such error was not considered material to any previously issued financial statements. The Adviser and the Fund entered into an agreement dated January 30, 2012 which states that the Adviser agrees to (i) make shareholders of each series of DundeeWealth Funds whole through a capital contribution to the extent that there were any material underpayments of redemption fees to such series and (ii) permit the Fund to retain the amount of any overpayment of redemption fees. For the years ended September 30, 2012 and 2011, 0.15% and 1.57% of the Fund’s total return consists of this capital contribution. Excluding this capital contribution, total returns for the years ended September 30, 2012 and 2011 would have been 25.23% and (8.82)%, respectively.

6.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

7.	Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Distribution paid from:
Ordinary income	$332,398	$100,712

8.	Investment Transactions

Investment transactions for the year ended September 30, 2012, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$27,292,465	$22,779,239

9.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2012, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$199,269
Other book/tax differences	(5,305)
Capital loss carryforward	(209,324)
Unrealized appreciation	411,277
Total accumulated gains	$395,917

At September 30, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Fund will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2012, the Fund had a capital loss carryforward of $209,324, which is available to reduce future required distributions of net capital gains to shareholders, through 2018.

During the year ended September 30, 2012, the Fund utilized capital loss carryforward of $603,478.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, DundeeWealth US will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	13

Notes to Financial Statements
(Continued)

10.	Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These financial and tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of real estate investment trust distributions from ordinary income to capital gains. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2012, the reclassifications were as follows:

Accumulated Net	Realized Loss
Investment Income	on Investments
$ (402)	$ 402

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

12.	Subsequent Events

Effective December 1, 2012, the minimum initial investment for Class I Shares of the Fund is increased to $25,000. However, Class I shareholders as of November 30, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemption unless account balances drop below $10,000.

Effective December 1, 2012, the minimum initial investment for Class II Shares of the Fund is lowered to $2,000.

On November 14, 2012, the Board approved an extension of the Fund’s Expense Limitation Agreement until January 31, 2014.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

14	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the Mount Lucas U.S. Focused Equity Fund (the Fund), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the two years ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	15

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	12	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	12	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	12	Advaxis, Inc.
			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	12	None

			Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

16	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	17

Additional Fund Information

September 30, 2012
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2012, 0.03% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2012, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2012, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund’s Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund’s website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2011 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.dundeewealthus.com

Mount Lucas U.S. Focused Equity Fund 2012 Annual Report	19

Additional Fund Information
(Unaudited) (Continued)

What we do
How does DundeeWealth Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you
	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	▪	DundeeWealth Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	DundeeWealth Funds doesn’t jointly market.

20	Mount Lucas U.S. Focused Equity Fund 2012 Annual Report

This page is left blank intentionally.

Annual Report

September 30, 2012

Smith Group Large Cap Core Growth Fund

Contents

1	Letter to Shareholders

2	Disclosure of Fund Expenses

3	Performance

4	Investment Review

5	Schedule of Investments

6	Financial Statements

10	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Interested and Independent Trustees of the Trust

17	Officers of the Trust

18	Additional Fund Information

This report is submitted for the general information of the Fund’s shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by the Fund’s current prospectus.

Shares of the Fund are distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in the Fund, can be obtained by calling 1-888-572-0968. Read the prospectus carefully before investing.

Smith Group Large Cap Core Growth Fund 2012 Annual Report

Letter to Shareholders

September 30, 2012
(Unaudited)

Dear Shareholder:

I am pleased to provide you with this annual report for the Smith Group Large Cap Core Growth Fund (“Fund”). In this report, you will find important financial information about the Fund, as well as discussion of investment performance and a complete list of portfolio holdings.

During the fiscal year ended September 30, 2012, investors continued to face unprecedented volatility and uncertainty in world financial markets, driven by intermediate and long-term fiscal concerns in the United States, continued economic vulnerability in the Eurozone and slowing growth patterns in China and other emerging markets nations. These issues weighed heavily on the fragile economic recovery and threaten to tip the U.S. back into a recessionary environment.

DundeeWealth US, LP, the investment adviser to the Fund, is a member of the Scotiabank group of companies, operating within Scotiabank’s Global Wealth Management division. Scotiabank is a leading multinational financial services provider and Canada’s most international bank. Through our team of more than 75,000 employees, Scotiabank and our affiliates offer a broad range of financial products and services to over 19 million customers in more than 55 countries. At the heart of Scotiabank’s strength is a straightforward, sustainable and proven business model that benefits our customers and shareholders, and has stood the test of time. It has seen us through many crises over the years, including the most recent financial crisis, during which we were recognized as one of the safest banks in the world.

The DundeeWealth Funds are managed by investment professionals with proven experience, well established investment discipline and global perspective. Our portfolio managers focus on active management and seek to build high conviction portfolios of the most attractive investment opportunities within their respective mandates. We believe that the expertise and perspective of our managers combined with our corporate strength and stability allows us to look beyond the current market environment and maintain a long term outlook that will benefit our shareholders over time.

We look forward to continued growth in our U.S. operations, and are confident that, as part of Scotiabank, we will be able to provide distinctive investment solutions to you, our shareholders.

Thank you for your investment in the Fund. We appreciate the opportunity to help you meet your long term investment goals and we welcome any questions or comments that you have.

Sincerely,

Amy D. Duling
President
DundeeWealth Funds

Smith Group Large Cap Core Growth Fund 2012 Annual Report	1

Disclosure of Fund Expenses

For the Six Month Period April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Smith Group Large Cap Core Growth Fund (the “Fund”), you incur ongoing costs, which include costs for investment advisory services, administrative services, shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Fund has no sales charges or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expense Ratio(1)	Expenses Paid During the Period 4/01/12 to 9/30/12(2)

Smith Group Large Cap Core Growth Fund - Class I
Actual Fund Return	$1,000.00	$991.20	0.79%	$3.91
Hypothetical 5% Return	$1,000.00	$1,020.93	0.79%	$3.97

(1)	Annualized, based on the Fund’s expenses for the period after fee waiver and/or expense reimbursements.
(2)
Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days), then divided by 366.

2	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Performance

Smith Group Large Cap Core Growth Fund (Unaudited)

Average Annual Total Returns*
As of September 30, 2012
Class I
1 year	26.37%
5 year	(2.33)%
Since Inception (6/01/07)	(1.63)%

Growth of a $10,000 investment since Fund inception

The performance data quoted represents past performance; past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown here. Please call 1-888-572-0968 for most recent month end performance. Mutual fund investing involves risk, including potential loss of principal. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*
Returns shown, unless otherwise indicated, are annualized returns, with distributions reinvested, if any, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions. Fee waivers are in effect; if they had not been in effect performance would have been lower.

**	While the Fund commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The Fund’s net expense ratio for Class I at September 30, 2012 is 0.79%.

In the Fund’s current prospectus, the Fund’s gross expense ratio for Class I is 1.29%.

Smith Group Large Cap Core Growth Fund 2012 Annual Report	3

Investment Review

Smith Group Large Cap Core Growth Fund
September 30, 2012 (Unaudited)

Investment Philosophy and Process

Smith Asset Management Group, L.P. (“Smith”) serves as sub-adviser to the Fund. Smith is an independent investment advisory firm that was founded in 1995. Smith manages assets for institutions, families, and individuals. Smith’s investment professionals use a disciplined process to identify high quality growth companies to build portfolios that are well positioned to create long term investment value.

Smith applies an engineering approach that leverages technology and fundamental research to identify companies with undiscovered growth potential. Smith seeks to create a risk-controlled portfolio for the Fund that is well positioned to benefit from positive earnings surprise that produces attractive returns.

Smith Group Large Cap Core Growth Fund Performance Review

For the fiscal year ended September 30, 2012, the Fund returned 26.37% versus a return of 30.20% for the S&P 500 Index, the Fund’s benchmark, and a return of 29.19% for the Russell 1000 Growth Index, a secondary benchmark for the same period. For the three year period ended September 30, 2012, the Fund returned 13.03% versus a return of 13.20% for the S&P 500 Index and a return of 14.73% for the Russell 1000 Growth Index for the same period. For the five year period ended September 30, 2012, the Fund returned -2.33% versus a return of 1.05% for the S&P 500 Index and a return of 3.24% for the Russell 1000 Growth Index for the same period. Since the inception of the Fund on June 1, 2007 through September 30, 2012, the Fund returned -1.63% versus a return of 0.98% achieved by the S&P 500 Index and a return of 3.48% for the Russell 1000 Growth Index.

Consistent with the Fund’s investment process, the Fund will invest in companies whose earnings are expected to grow faster and deliver a higher growth rate than expected. During the fiscal year, stock selection and sector weighting decisions equally detracted from relative performance. Stock selection decisions within the Industrials, Information Technology, Financials and Health Care sectors detracted from the Fund’s relative performance. The Fund’s cash position and an underweight allocation to Financials sector also detracted from performance. Investments in Check Point Software Technologies Ltd., Exelon Corp., Bed Bath & Beyond Inc., BMC Software Inc. and Rockwell Automation Inc. were the largest detractors. The Fund’s five largest contributors to relative performance during the period were CF Industries Holdings Inc., Home Depot Inc., Ross Stores Inc., ResMed Inc. and Whole Foods Market Inc.

The Fund’s investment process is grounded in the premise that company earnings drive stock prices and companies growing faster than expectations will be rewarded in the long run. Historically, this has been true in most market environments. However, at times, economic/market difficulties can reduce the importance placed on company fundamentals. When this environment occurs, the impact of common market risk factors, like beta, are amplified. The Fund’s management team believes that the key to successfully navigating these periods is to increase focus on risk management in portfolio construction to avoid being on the wrong side of market driven risks while maintaining a disciplined focus on individual stock selection. As a result, the forward earnings per share growth is typically higher for the Fund relative to the benchmark. Additionally, the Fund may also have a lower forward price to earnings ratio than the benchmark. At the end of the fiscal year, the Fund was most notably overweight in the Health Care and Industrials sectors while maintaining underweight positions in Financials and Telecommunication Services.

Portfolio holdings are subject to change at any time.

4	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Schedule of Investments

Smith Group Large Cap Core Growth Fund
September 30, 2012

	Number of Shares	Market Value

COMMON STOCKS - 99.9%
Consumer Discretionary - 11.3%
Bed Bath & Beyond, Inc.*	25,670	$1,617,210
Mattel, Inc.	54,120	1,920,178
Ross Stores, Inc.	30,480	1,969,008
The Home Depot, Inc.	34,300	2,070,691
		7,577,087

Consumer Staples - 11.9%
Dean Foods Co.*	97,500	1,594,125
Ingredion, Inc.	27,700	1,527,932
Kimberly-Clark Corp.	18,000	1,544,040
The Kroger Co.	67,000	1,577,180
Whole Foods Market, Inc.	18,000	1,753,200
		7,996,477

Energy - 10.9%
Chevron Corp.	14,200	1,655,152
Exxon Mobil Corp.	18,010	1,647,015
Helmerich & Payne, Inc.	25,090	1,194,535
Noble Energy, Inc.	16,200	1,501,902
Occidental Petroleum Corp.	15,500	1,333,930
		7,332,534

Financials - 13.0%
American Express Co.	29,280	1,664,861
BB&T Corp.	56,300	1,866,908
East West Bancorp, Inc.	78,200	1,651,584
The Travelers Companies, Inc.	24,900	1,699,674
US Bancorp	53,800	1,845,340
		8,728,367

Health Care - 16.0%
Johnson & Johnson	23,200	1,598,712
McKesson Corp.	18,410	1,583,812
Omnicare, Inc.	46,900	1,593,193
ResMed, Inc.	48,100	1,946,607
The Cooper Companies, Inc.	20,400	1,926,984
Watson Pharmaceuticals, Inc.*	24,400	2,077,904
		10,727,212

Industrials - 11.8%
AGCO Corp.*	30,480	1,447,190
Alaska Air Group, Inc.*	43,400	1,521,604
AMETEK, Inc.	51,450	1,823,902
Robert Half International, Inc.	55,300	1,472,639
Wabtec Corp.	20,700	1,662,003
		7,927,338

Information Technology - 19.5%
Apple, Inc.	2,430	1,621,442
Cadence Design Systems, Inc.*	141,200	1,816,538
Check Point Software Technologies, Ltd.*	27,400	1,319,584

	Number of Shares	Market Value

Information Technology (continued)
International Business Machines Corp.	8,360	$1,734,282
Motorola Solutions, Inc.	32,100	1,622,655
Nuance Communications, Inc.*	60,300	1,500,867
Oracle Corp.	51,600	1,624,884
TIBCO Software, Inc.*	61,800	1,868,214
		13,108,466
Materials - 3.0%

CF Industries Holdings, Inc.	9,200	2,044,608

Utilities - 2.5%

CenterPoint Energy, Inc.	78,200	1,665,660

Total Common Stocks (Cost $54,324,311)		67,107,749

	Principal Amount
SHORT-TERM INVESTMENTS - 0.4%
BNY Mellon Cash Reserve, 0.05%**, due 10/01/12	$251,876	251,876

Total Short-Term Investments (Cost $251,876)		251,876

Total Investments - 100.3% (Cost $54,576,187)***		67,359,625
Liabilities in Excess of Other Assets - (0.3)%		(218,689)

NET ASSETS - 100.0%		$67,140,936

*	Non-income producing security.
**	Current yield as of September 30, 2012.
***	Aggregate tax cost is $54,587,398 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,440,054
Gross unrealized depreciation	(667,827)
Net unrealized appreciation	$12,772,227

Sector Allocation (Unaudited)	% of Net Assets
Information Technology	19.5%
Health Care	16.0
Financials	13.0
Consumer Staples	11.9
Industrials	11.8
Consumer Discretionary	11.3
Energy	10.9
Materials	3.0
Utilities	2.5
Short-term Investments and other	0.1
100.0%
See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2012 Annual Report	5

Statement of Assets and Liabilities

Smith Group Large Cap Core Growth Fund
September 30, 2012

Assets:
Investments, at market value (cost $54,576,187) (Note 2 and Note 3)	$67,359,625
Receivable from Fund shares sold	14,352
Dividends receivable	46,729
Prepaid expenses	12,195
Total assets	67,432,901

Liabilities:
Payable for Fund shares redeemed	214,911
Investment advisory fee payable (Note 5)	39,974
Administration and accounting fees payable (Note 6)	10,744
Legal and audit fees payable	7,047
Transfer agent fees payable (Note 6)	5,249
Custodian fees payable (Note 6)	4,611
Chief Compliance Officer fees payable (Note 5)	920
Other accrued expenses	8,509
Total liabilities	291,965

Net Assets	$67,140,936

Net Assets consist of:
Paid-in capital	$61,619,225
Undistributed net investment income	214,957
Accumulated net realized loss on investments	(7,476,684)
Net unrealized appreciation on investments	12,783,438

Net Assets	$67,140,936

Shares Outstanding - Class I: (Unlimited number of shares authorized, par value $0.001 per share)	7,453,033

Net asset value, offering, and redemption price per share* (Note 2)	$9.01

*Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

6	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Statement of Operations

Smith Group Large Cap Core Growth Fund
For the Year Ended September 30, 2012

Investment Income:
Dividends	$781,683
Interest	579
Total investment income	782,262

Expenses:
Investment advisory fees (Note 5)	391,252
Administration and accounting fees (Note 6)	74,636
Transfer agent fees (Note 6)	37,527
Legal fees	34,434
Audit fees	23,585
Registration and filing fees	23,540
Custodian fees (Note 6)	22,117
Printing fees	20,581
Trustees’ fees and expenses (Note 5)	16,650
Chief Compliance Officer fees (Notes 5)	13,612
Insurance Expense	10,697
Other	10,931
Subtotal	679,562
Fees waived and reimbursed by Adviser (Note 5)	(172,859)
Net expenses	506,703

Net Investment Income	275,559

Realized and Unrealized Gain on Investments:
Net realized gain on investments	920,259
Net change in unrealized appreciation on investments	12,937,512

Net Realized and Unrealized Gain on Investments	13,857,771
Net Increase in Net Assets Resulting from Operations	$14,133,330

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2012 Annual Report	7

Statement of Changes in Net Assets

Smith Group Large Cap Core Growth Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
Operations:
Net investment income	$275,559	$299,816
Net realized gain on investments	920,259	4,119,258
Net change in unrealized appreciation/depreciation on investments	12,937,512	(3,584,632)
Net Increase in Net Assets Resulting from Operations	14,133,330	834,442

Distributions to Shareholders from:
Net investment income	(172,140)	(235,661)
Total distributions to shareholders	(172,140)	(235,661)

Shares of Beneficial Interest Transactions (Class I):
Shares sold	10,549,952	30,174,662
Shares issued as reinvestment of distributions	143,961	212,617
Shares redeemed	(10,185,371)	(20,307,163)
Net increase in net assets from shares of beneficial interest transactions	508,542	10,080,116
Redemption fees*	365	2,403
Net increase in net assets	14,470,097	10,681,300

Net Assets:
Beginning of year	52,670,839	41,989,539
End of year	$67,140,936	$52,670,839

Undistributed net investment income	$214,957	$111,538

Shares of Beneficial Interest Transactions (Class I):
Shares sold	1,276,753	3,697,551
Shares issued as reinvestment of distributions	17,773	27,577
Shares redeemed	(1,210,765)	(2,556,923)
Net increase in shares outstanding	83,761	1,168,205

*	Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2% redemption fee.

See Notes to Financial Statements

8	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Financial Highlights

Smith Group Large Cap Core Growth Fund
For a Fund Share Outstanding Throughout Each Year

	For the Year Ended 9/30/12 Class I	For the Year Ended 9/30/11 Class I	For the Year Ended 9/30/10 Class I	For the Year Ended 9/30/09 Class I	For the Year Ended 9/30/08 Class I
Net asset value, beginning of year	$7.15	$6.77	$6.31	$7.87	$10.31

Income (Loss) from Investment Operations:

Net investment income(1)	0.04	0.05	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.84	0.37	0.46	(1.56)	(2.43)
Total from investment operations	1.88	0.42	0.48	(1.54)	(2.41)

Less Distributions:

Dividends from net investment income	(0.02)	(0.04)	(0.02)	(0.02)	(0.03)
Total distributions	(0.02)	(0.04)	(0.02)	(0.02)	(0.03)

Redemption fees added to paid-in capital(1)	0.00 (2)	0.00 (2)	0.00 (2)	-	-

Net asset value, end of year	$9.01	$7.15	$6.77	$6.31	$7.87

Total return	26.37%	6.15%	7.64%	(19.59)%	(23.46)%

Ratios to Average Net Assets and Supplemental Data:

Net assets, end of year (in 000’s)	$67,141	$52,671	$41,990	$26,880	$29,548
Operating expenses:
Before expense reimbursement/waiver	1.06%	1.29%	1.99%	2.59%	2.59%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income:
After expense reimbursement/waiver	0.43%	0.61%	0.32%	0.35%	0.20%
Portfolio turnover rate	60.59%	84.41%	90.26%	138.18%	112.00%

(1)	Calculated based on the average number of shares outstanding during the year.
(2)	Amount represents less than $0.005.

See Notes to Financial Statements

Smith Group Large Cap Core Growth Fund 2012 Annual Report	9

Notes to Financial Statements
September 30, 2012

1.	Organization

The Smith Group Large Cap Core Growth Fund (the “Fund”) is a separate series of the DundeeWealth Funds (the “Trust”), a registered management investment company. The Trust is established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 2, 2006, as amended and restated September 14, 2010. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”). The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and are subject to liabilities related thereto. The Fund is authorized to issue an unlimited number of shares and offers two classes of shares: Class I Shares and Class II Shares. As of September 30, 2012, Class II shares were not yet being offered to the public. The accompanying financial statements and financial highlights are those of the Fund, which commenced operations on May 31, 2007. The financial statements of the remaining series in the Trust are presented in separate documents.

The Fund seeks long-term capital appreciation and, under normal market conditions, invests at least 80% of its assets in United States of America (“U.S.”) common stocks and other equity securities of large capitalization companies which Smith Asset Management Group, L.P. (the “Sub-Adviser” or “Smith”) believes have the highest probability of an earnings growth rate that exceeds investor expectations.

It is expected that a significant portion of the Fund’s shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative U.S. GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00pm Eastern time if a security’s primary exchange is normally open at that time). If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered to be the exchange on which the security is normally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Short-term debt securities of sufficient credit quality with maturities of 60 days or less are carried at amortized cost, which approximates fair value. Other debt securities are priced based upon valuations provided by recognized independent third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Pricing Procedures approved by the Board of Trustees.

Use of Estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements and reported amounts of income and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Derivative Financial Instruments – The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against currency risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Smith’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Derivative contracts are not accounted for as hedging instruments under U.S. GAAP.

The Fund is subject to equity price risk, foreign currency exchange rate risk, and interest rate risk in the normal course of pursuing its investment objectives when investing in various derivative financial instruments, as described below:

10	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

Futures and Options on Futures – The Fund may use futures contracts for the purpose of gaining exposure to, or hedging against changes in the value of equities or interest rates. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

During the year ended September 30, 2012, the Fund had no investments in futures contracts.

Options – The Fund may purchase or write call or put options on securities or indices for the purpose of generating additional income, gaining exposure to underlying securities and/or hedging against price movements of portfolio assets. The Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

During the year ended September 30, 2012, the Fund had no investments in options.

Security Transactions and Related Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses on the sales of investment securities are measured using the identified cost method.

Expenses – Expenses attributable to the Fund shall be payable solely out of the assets of the Fund. Expenses not attributable specifically to a fund are allocated across all of the funds in the Trust on the basis of relative net assets or the nature of the services performed and the relative applicability to each fund.

Net Asset Value Per Share – The net asset value (“NAV”) for a Fund share is the value of that share’s portion of all of the net assets of the Fund. The Fund calculates its NAV once each business day as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00pm Eastern time).

Distributions to Shareholders – The Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Redemption Fees – The Fund no longer imposes a redemption fee. Prior to February 1, 2012, the Fund imposed a redemption fee of 2.00% on shares redeemed within 90 days of purchase. The redemption fee was calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest were treated as having been redeemed first. The redemption fee was deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees, if any, returned to the assets of the Fund are reflected in the Statement of Changes in Net Assets.

3.	Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1:	Quoted prices in active markets for identical securities

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2012, is as follows:

Level 1 – Quoted Prices*	$67,359,625
Total Market Value of Investments	$67,359,625

*	Level 1 securities consist of common stocks and short-term investments as disclosed in the Schedule of Investments.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012.

There were no Level 2 or 3 investments held at September 30, 2012 or September 30, 2011.

Additional Information to Evaluate Quantitative Information

The Fund uses recognized industry pricing services – approved by the Board of Trustees of the Trust (the “Board”) and unaffiliated with DundeeWealth US, LP (“DundeeWealth US” or the “Adviser”) – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities and preferred equity securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair value prices for foreign equity securities may be provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange or otherwise in accordance with its fair value procedures.

Smith Group Large Cap Core Growth Fund 2012 Annual Report	11

Notes to Financial Statements
(Continued)

Fair valued securities may be common and preferred equities, warrants, options or rights. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

DundeeWealth US reports quarterly to the Board with respect to fair valuation events.

4.	Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011- 11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

5.	Investment Advisory Fees and Other Transactions

The Fund has entered into an investment management agreement (the “Advisory Agreement”) with DundeeWealth US pursuant to which DundeeWealth US provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at an annual rate of 0.61% of the average daily net assets of the Fund. As investment adviser to the Fund, DundeeWealth US has the ultimate responsibility over Smith, as sub-adviser to the Fund, and is responsible for the investment performance of the Fund. DundeeWealth US has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Smith, pursuant to which Smith serves as sub-adviser to the Fund.

Sub-advisory fees paid to Smith under the Sub-Advisory Agreement are paid by DundeeWealth US, not out of the Fund’s assets. In accordance with the terms of the Advisory Agreement and Sub-Advisory Agreement, DundeeWealth US and Smith provide a continuous investment program for the Fund’s portfolio, and oversee the administration of all aspects relating to the Fund’s business and affairs.

For its services as investment sub-adviser to the Fund, Smith is entitled to receive investment sub-advisory fees from DundeeWealth US at an annualized rate, calculated daily based on the average daily net assets of the Fund and paid monthly. Smith will be paid 0.30% on the first $100,000,000; 0.35% on the next $400,000,000; 0.40% on the next $500,000,000; and 0.35% on the balance of the average daily net assets.

DundeeWealth US has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses from exceeding 0.79% for the Class I shares of the Fund until January 31, 2013 (“Expense Limitation”). The Trust has agreed, commencing May 28, 2010, to carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement is made by DundeeWealth US, any fees or expenses in excess of the applicable expense limitation that are waived, reimbursed or assumed by DundeeWealth US under the Expense Limitation and to repay DundeeWealth the amount of such excess fees or expenses. For the year ended September 30, 2012, the Adviser reimbursed the Fund $172,859. The balance of recoverable expenses to the Adviser at September 30, 2012 was $589,204.

For the year ended September 30, 2010, expiring September 30, 2013	$171,291
For the year ended September 30, 2011, expiring September 30, 2014	245,054
For the year ended September 30, 2012, expiring September 30, 2015	172,859
Balances of Recoverable Expenses to the Adviser	$589,204

Except for the Chief Compliance Officer, the Trust does not pay any fees to its Officers for their services as such. Through April 9, 2012, Martin Dziura of Cipperman Compliance Services served as Chief Compliance Officer for the Trust. Mr. Dziura did not receive compensation for this position. However, Cipperman Compliance Services was compensated for the compliance services it provided to the Trust. For the period ended April 9, 2012, the Fund was allocated $7,289 in Chief Compliance Officer fees related to Cipperman Compliance Services. The Trust also pays each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting and $500 per telephonic meeting. Trustees are reimbursed for reasonable expenses incurred in attending all meetings.

6.	Other Service Providers

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acts as transfer agent and dividend disbursing agent for the Fund. For these services BNYMIS receives a monthly fee based on shareholder processing activity during the month.

12	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Notes to Financial Statements
(Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Bank of New York Mellon Corporation acts as custodian (the “Custodian”) of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

7.	Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012	Year Ended September 30, 2011
Distribution paid from:
Ordinary income	$172,140	$235,661

8.	Investment Transactions

Investment transactions for the year ended September 30, 2012, excluding temporary short-term investments for the Fund, were as follows:

Purchases	Sales
$39,845,968	$38,028,536

9.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and will distribute all of its taxable income, including any realized gain on investments, to its shareholders. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal income or excise tax.

At September 30, 2012, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$227,151
Capital loss carryforwards	(6,619,530)
Unrealized appreciation	12,772,227
Qualified Late-Year Losses Deferred	(845,943)
Other book/tax differences	(12,194)
Total accumulated earnings	$5,521,711

At September 30, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act 2010, the Fund will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as short-term or long-term rather than being considered all short-term as under previous law.

The differences between book and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales on the Fund.

Under current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2012, the Fund deferred qualified late year losses of $845,943 of which all are short-term.

Other book/tax differences are temporary differences in the treatment of organizational and start-up costs.

As of September 30, 2012, the Fund had a capital loss carryforward of $6,619,530, which is available to reduce future required distributions of net capital gains to shareholders. $64,141 is available through 2017; and $6,555,389 is available through 2018.

During the year ended September 30, 2012, the Fund utilized capital loss carryforward of $1,757,574.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, DundeeWealth US will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

10.	Reclassifications

Accounting principles generally accepted in the U.S. require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of September 30, 2012, there were no tax basis reclassifications.

11.	Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust and the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Smith Group Large Cap Core Growth Fund 2012 Annual Report	13

Notes to Financial Statements
(Continued)

12.	Subsequent Events

Effective December 1, 2012, the minimum initial investment for Class I Shares of the Fund is increased to $25,000. However, Class I shareholders as of November 30, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemptions unless account balances drop below $10,000.

Effective December 1, 2012, the minimum initial investment for Class II Shares of the Fund is lowered to $2,000.

On November 14, 2012, the Board approved an extension of the Fund’s Expense Limitation Agreement until January 31, 2014.

Management has evaluated the impact on the Fund of all subsequent events through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

14	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
DundeeWealth Funds:

We have audited the accompanying statement of assets and liabilities of the Smith Group Large Cap Core Growth Fund, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended September 30, 2010, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated November 26, 2010. The financial highlights for the two years ended September 30, 2009, were also audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2009.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

Smith Group Large Cap Core Growth Fund 2012 Annual Report	15

Interested and Independent Trustees of the Trust (Unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust. The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-572-0968.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

John Pereira Year of Birth: 1968	Trustee	Since September 2011	DundeeWealth Inc., Executive Vice President and Chief Financial Officer	12	None

Independent Trustees

Gary Shugrue Year of Birth: 1954	Trustee	Since October 2006	Ascendant Capital Partners, President and Chief Investment Officer	12	Quaker Investment Trust (registered investment company)

Dr. James Patton Year of Birth: 1957	Trustee	Since October 2006	VAL Health, LLC Chairman	12	Advaxis, Inc.
			Millennium Oncology Management, Inc., Vice President

	Lead Independent Trustee	Since March 2011	Comprehensive Oncology Care, LLC, President (1999-2008)

Malcolm MacColl Year of Birth: 1951	Trustee	Since June 2008	Brown Advisory Partner	12	None

			Crosswind Investments, LLC, Partner and Chief Executive Officer (2009-2012)

			Cowen Asset Management, LLC, Chairman and Chief Executive Officer (2006-2009)

16	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Officers of the Trust (Unaudited)

The following table sets forth certain information with respect to the officers of the Trust. The officers of the Trust are elected annually.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Duling Year of Birth: 1967	President	Since September 2011	DundeeWealth US, LP, Managing Partner (2006-2011), Senior Vice President (since 2011) and Chief Compliance Officer (since 2010)

Constellation Investment Management Company, Executive VP of Marketing & Product Mgt. (2004-2006)

David Lebisky Year of Birth: 1972	Secretary	Since November 2010	DundeeWealth US, LP, Director of Regulatory Administration since 2010

	Chief Compliance Officer	Since April 2012	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director (2007-2010) and Vice President and Director (2002-2007)

John Leven Year of Birth: 1957	Treasurer	Since October 2006	DundeeWealth US, LP; Director of Finance and Administration (since 2006)

Constellation Investment Management Company; Chief Financial Officer (2004-2006)

Smith Group Large Cap Core Growth Fund 2012 Annual Report	17

Additional Fund Information

September 30, 2012
(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Interest Income

For the year ended September 30, 2012, 0.09% of the ordinary distributions paid (net investment income plus short-term capital gain) represents the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.

Qualified Dividend Income

For the year ended September 30, 2012, 100.00% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended September 30, 2012, 100.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations.

Proxy Voting Information

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request by calling 1-888-572-0968 or by downloading the Fund’s Statement of Additional Information, which contains the policies and procedures as Appendix B, from the Fund’s website at http://www.dundeewealthus.com.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent period ended June 30, 2012 is available without charge, upon request, by calling 1-888-572-0968 or by visiting the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information on Form N-Q

The Trust files the Fund’s complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Smith Group Large Cap Core Growth Fund 2012 Annual Report

Additional Fund Information
(Unaudited) (Continued)

Privacy Policy

FACTS	WHAT DOES DUNDEEWEALTH FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪	Social Security number
	▪	account balances
	▪	account transactions
	▪	transaction history
	▪	wire transfer instructions
	▪	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons DundeeWealth Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DundeeWealth Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to www.dundeewealthus.com

Smith Group Large Cap Core Growth Fund 2012 Annual Report	19

Additional Fund Information
(Unaudited) (Continued)

What we do
How does DundeeWealth Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DundeeWealth Funds collect my personal information?	We collect your personal information, for example, when you
	▪	open an account
	▪	provide account information
	▪	give us your contact information
	▪	make a wire transfer
	▪	tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	▪	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	▪	affiliates from using your information to market to you
	▪	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Our affiliates include companies such as DundeeWealth US, LP and DundeeWealth Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	▪	DundeeWealth Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	DundeeWealth Funds doesn’t jointly market.

20	Smith Group Large Cap Core Growth Fund 2012 Annual Report

This page is left blank intentionally.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)
There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)
During the period covered by this report, the registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s board of trustees has determined that Dr. James Patton and Gary Shugrue are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $150,000 for 2012 and $150,000 for 2011.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $37,300 for 2012 and $40,700 for 2011.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s audit committee, or its delegate, must pre-approve all audit and non-audit services to be provided to the registrant. The audit committee also pre-approves any non-audit services provided by the registrant’s principal accountant to DundeeWealth US, LP.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 93.7%

(d) N/A

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2011.

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DundeeWealth Funds

By (Signature and Title)*	/s/ Amy Duling
Amy Duling, President
(principal executive officer)

Date	12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy Duling
Amy Duling, President
(principal executive officer)

Date	12/7/12

By (Signature and Title)*	/s/ John Leven
John Leven, Treasurer
(principal financial officer)

Date	12/7/12

* Print the name and title of each signing officer under his or her signature.